UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:
811-4474

Name of Registrant:
Vanguard California Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2008 – November 30, 2009

Item 1: Reports to Shareholders

Vanguard California Tax-Exempt Funds
Annual Report

November 30, 2009

Vanguard California Tax-Exempt Money Market Fund
Vanguard California Intermediate-Term Tax-Exempt Fund
Vanguard California Long-Term Tax-Exempt Fund

> Vanguard California Tax-Exempt Money Market Fund returned 0.37% for the 12 months ended November 30, 2009, a record low that nevertheless exceeded the average return of its peer group.

> The Investor Shares of Vanguard California Intermediate-Term Tax-Exempt Fund returned 10.56%, a record high that put the fund slightly ahead of its benchmark index and the average return of peer-group funds.

> Vanguard Long-Term Tax-Exempt Fund returned 12.71% for Investor Shares, a 14-year high that was in line with the return of the benchmark index but trailed the average return of competitors.

Contents
Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	10
Results of Proxy Voting	13
California Tax-Exempt Money Market Fund	15
California Intermediate-Term Tax-Exempt Fund	35
California Long-Term Tax-Exempt Fund	65
About Your Fund’s Expenses	89
Glossary	91

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard California Tax-Exempt Money Market Fund	VCTXX	0.37%
7-Day SEC Yield: 0.17%
Taxable-Equivalent Yield: 0.29%[1]
California Tax-Exempt Money Market Funds Average[2]		0.17

Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares	VCAIX	10.56%
30-Day SEC Yield: 3.29%
Taxable-Equivalent Yield: 5.64%[1]
Admiral™ Shares[3]	VCADX	10.65
30-Day SEC Yield: 3.37%
Taxable-Equivalent Yield: 5.78%[1]
Barclays Capital 7 Year Municipal Bond Index		10.43
California Intermediate Municipal Debt Funds Average[2]		10.17

Vanguard California Long-Term Tax-Exempt Fund
Investor Shares	VCITX	12.71%
30-Day SEC Yield: 3.95%
Taxable-Equivalent Yield: 6.77%[1]
Admiral™ Shares[3]	VCLAX	12.80
30-Day SEC Yield: 4.03%
Taxable-Equivalent Yield: 6.91%[1]
Barclays Capital 10 Year Municipal Bond Index		12.67
California Municipal Debt Funds Average[2]		15.33

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum State of California income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
2 Derived from data provided by Lipper Inc.
3 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

President’s Letter

Dear Shareholder:

The Vanguard California Tax-Exempt Funds performed very well in fiscal-year 2009, a period that began with fears about the viability of the nation’s financial institutions and a related plunge in municipal bond prices. As the year progressed, government rescue programs began to take hold, accompanied by a rally in municipal bonds.

Simultaneously, California and other states—with your state garnering more than its fair share of the national headlines—grappled with the disruption in revenues brought about by the worst economic slump since the Great Depression. In California, as you know, this included an unemployment rate that climbed above 12%. Nationwide, fears of defaults were in the air (generally unwarranted in our view).

The California Intermediate-Term and Long-Term Tax-Exempt Funds fully participated in the national muni rally. The Investor Shares of the Intermediate-Term Fund returned a record 10.56%, and those of the Long-Term Fund returned 12.71%, nearly a record high. Rising bond prices go hand-in-hand with declining yields: As of November 30, 2009, the intermediate-term fund’s yield was 3.29% for Investor Shares, down from 4.19% a year earlier. The long-term fund’s fiscal-year-end yield of 3.95% for Investor Shares was down from 4.70%.

Money market funds faced a different dynamic, including aggressive actions by the Federal Reserve that drove down short-term interest rates. The California Tax-Exempt Money Market Fund returned 0.37% for the fiscal year, a record low. The fund’s ending yield was a barely perceptible 0.17%, down from 0.88% a year earlier.

On a taxable-equivalent basis, the yield of each fund was higher, as shown on page 1. Note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax.

As of November 30, the Intermediate-Term and Long-Term Funds owned no securities that would generate income distributions subject to the AMT. The Money Market Fund did own some of these securities. For bonds, a period of panic was followed by robust returns  Volatility was a theme in the fixed income market over the 12 months ended November 30. At the peak of the credit crisis in late 2008, investors shunned just about any security not issued by the U.S. Treasury. This stampede to quality led to the widest gap between the very low yields of Treasuries and the much higher yields of corporate bonds since the Great Depression. The crisis also rattled the municipal bond market, propelling muni bond yields above those of Treasury bonds—a reversal of the typical relationship.

In early spring, “green shoots” began to emerge—signs that aggressive fiscal and monetary policies were getting the global

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	11.63%	6.40%	5.49%
Barclays Capital Municipal Bond Index	14.17	4.17	4.50
Citigroup 3-Month Treasury Bill Index	0.20	2.36	2.91

Stocks
Russell 1000 Index (Large-caps)	27.38%	–5.71%	1.02%
Russell 2000 Index (Small-caps)	24.53	–8.36	–0.46
Dow Jones U.S. Total Stock Market Index	28.06	–5.55	1.24
MSCI All Country World Index ex USA (International)	47.13	–2.73	6.75

CPI
Consumer Price Index	1.84%	2.40%	2.52%

economy back on its feet. Investors’ appetite for risk returned, and then some: Not only did they propel the stock market to an amazingly strong bounceback, but many sought out the riskiest bonds in the credit markets. For the 12 months, taxable and municipal bonds each notched double-digit results, returning about 12% and 14%, respectively.

Shorter-term savings vehicles, including money market funds, didn’t fare as well. They became casualties of the Fed’s dramatic cuts in short-term interest rates and other policies that pumped up the money supply, all intended to nurse the economy, markets, and banks back to health. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The target has stayed there ever since. After its meeting in early November, the Fed said it expected to maintain the target at this level “for an extended period.”

Stock markets worldwide produced double-digit returns
U.S. stocks posted unusually large gains as the steep losses suffered during the first few months of the fiscal year were erased by the rally that began in March. The stock market’s rebound seemed to anticipate an improvement in the broader economy, which began to show signs of growth in the second half of the period.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer
California Tax-Exempt Fund	Shares	Shares	Group[2]
Money Market	0.17%	—	0.58%
Intermediate-Term	0.20	0.12%	0.90
Long-Term	0.20	0.12	1.05

1 The fund expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratios were: for the California Tax-Exempt Money Market Fund, 0.17%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares.
2 Peer groups are: for the California Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Funds; for the California Intermediate-Term Tax-Exempt Fund, California Intermediate Municipal Debt Funds; and for the California Long-Term Tax-Exempt Fund, California Municipal Debt Funds. The peer-group values are derived from data provided by Lipper Inc. and capture information through year-end 2008.

The story was similar in many international markets: They collapsed in late 2008 and early 2009, then rebounded at a startling rate. The recovery was especially swift and powerful in emerging markets, many of which came out of the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Despite the strong performance seen since March, the longer-term returns of most stock market indexes bear witness to the trials suffered by many investors in the not-so-distant past. Over the past three years, for example, both U.S. and international stock indexes have declined. Five-year annualized returns for U.S. stocks as of November 30 were mostly positive, but far from impressive. Stock markets abroad fared better over this longer period, posting average annual returns of almost 7%.

Fear, the Fed, and a rally put a squeeze on yields
Fiscal 2009 was a period of falling yields for tax-exempt securities. However, the primary factors behind the slide in yields for short-term securities differed from those affecting longer-term tax-exempt bonds.

Because money market investments are extremely sensitive to changes in short-term interest rates, the California Tax-Exempt Money Market Fund’s yield dwindled all year in response to the Fed’s rate-cutting policy. Further encouraging the downward trend was strong market demand for low-risk, liquid assets at the height of the financial panic.

Total Returns
Ten Years Ended November 30, 2009
	Average Annual Return
	Vanguard	Peer-Group
California Tax-Exempt Fund	Fund	Average[1]
Money Market	2.08%	1.68%
Intermediate-Term Investor Shares	4.67	4.11
Long-Term Investor Shares	5.10	4.37

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Peer groups are: for the California Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Funds; for the California Intermediate-Term Tax-Exempt Fund, California Intermediate Municipal Debt Funds; and for the California Long-Term Tax-Exempt Fund, California Insured Municipal Debt Funds through March 31, 2002, and California Municipal Debt Funds thereafter. The peer-group values are derived from data provided by Lipper Inc. and capture information through year-end 2008.

Investment insight
A historical yield pattern has reasserted itself
Atypical times can upend typical relationships. At the start of the fiscal year, municipal securities generally offered higher pre-tax yields than taxable Treasuries—an inversion of the historical relationship. A variety of investor fears about the financial outlook drove demand for Treasuries up and their yields down, while market turmoil was doing the opposite for municipal bonds. Munis have usually yielded less than Treasuries, because their interest income is generally exempt from federal taxes. As the period progressed, Treasury yields rose and muni yields declined — returning to the more usual relationship in the spring.

By November 30, the money market fund’s yield was down to 0.17%, compared with 0.88% a year earlier. For the 12 months, the fund returned 0.37%, a record low. The good news—on a relative basis, to be sure—is that the fund’s return was significantly higher than that of its competitive peers, a consequence primarily of the fund’s low expense ratio (a hallmark of all Vanguard funds).

In the longer-term portion of the tax-exempt market, yields declined because of a rally that took hold early in the year and didn’t let up. As noted earlier, by November 30 the Intermediate-Term Tax-Exempt Fund’s yield fell to 3.29% and the Long-Term Tax-Exempt Fund’s yield to 3.95%, down from 4.19% and 4.70%, respectively, 12 months before.

The seeds of the rally were planted early in the fiscal year by an aspect of the credit-market crisis: the extreme pressure on certain institutional investors to raise capital in a hurry. The resulting forced sales of municipal bonds drove prices down to levels that would prove attractive to later investors. Yields on munis rose accordingly, even climbing above those of Treasuries (see the chart on this page). As investors’ appetite for risk rekindled, the combination of relatively low prices and high yields fueled strong demand.

Also helping to boost prices was a decline in supply. Issuance of tax-exempt bonds dropped as states and municipalities turned to the newly created Build America Bonds (BABs); such bonds were offered, for example, by issuers as varied as the State of California itself (which has issued the largest amount of BABs to date) and the city of Half Moon Bay. The new bonds, which are taxable, are one element of the federal economic stimulus package and were designed to subsidize states’ and local governments’ borrowing costs. (The stimulus program also included direct payments to states and local governments, another factor that reduced bond supply.)

In this environment, the California Intermediate-Term Tax-Exempt Fund’s Investor Shares returned 10.56%, slightly ahead of the 10.43% returned by the fund’s benchmark index and the 10.17% average return of competitive funds. The California Long-Term Tax-Exempt Fund returned 12.71% for Investor Shares, its highest return since fiscal-year 1995, roughly matching the benchmark index.

The long-term fund trailed the 15.33% average return of peer-group funds largely because of the higher-risk flavor of the bond rally: Portfolios of bonds with lower credit quality (which have a higher risk of default) and longer duration (which fluctuate more widely in response to interest rate changes) did best. By comparison, the California Long-Term Fund’s average duration is shorter than the average for its peers, and it emphasizes higher-quality bonds.

Diligent analysis underlies our solid long-term results
Current economic signals seem to point to renewed growth for the nation as a whole, but it’s likely that the finances of states and municipalities will be slower to recover. The next couple of years will remain challenging for California and other states.

For municipal bond investors, this means that close monitoring of the financial strength of issuers is of paramount importance. Fortunately, that is what Vanguard Fixed Income Group’s team of seasoned credit analysts routinely does.

The team brings an informed skeptic’s view to the task: Its analyses are independent of those published by rating agencies, and include not only issues being considered for purchase but those already owned by the funds. Our analysts believe that concerns about possible defaults by issuers of tax-exempt securities in California, and in other states represented in Vanguard’s tax-exempt portfolios, are generally unwarranted.

As investment advisor to the California Tax-Exempt Funds, the Fixed Income Group seeks to maintain low-cost portfolios of high-quality, liquid assets with a level of interest risk generally in line with that of their respective market segments.

This strategy, together with the advisor’s diligent credit analysis, has served our shareholders well over the long term. Indeed, as you can see in the table on page 5, for the ten-year period ended

November 30, 2009, all three of the California Tax-Exempt Funds outpaced the average return of peer-group funds.

The higher the costs, the higher the hurdle
Costs are an important factor in any fund’s performance, but they’re critical in fixed income investing because bond returns fall within a narrower range than stock returns. This simple fact provides two interrelated advantages for the skilled bond-fund manager who has the advantage of low costs. He or she has a lower hurdle to overcome in seeking to produce competitive performance, because expenses are deducted directly from returns. And the manager needn’t pursue higher-risk strategies in an effort to overcome the drag from higher costs.

As you can see in the table on page 4, our funds’ costs are far below the norm for their peers. And while our commitment to keeping your costs low is unwavering, the money market fund’s expense ratio nevertheless rose by about 6 basis points during the past year. The increase largely reflected the cost of participating in the U.S. Treasury’s Temporary Guarantee Program. This program was established in late 2008, as turmoil in short-term debt markets raised concern about the stability of money market mutual funds. Markets soon stabilized, and the Treasury allowed the program to expire in September 2009.

Investing in funds that have low costs and skilled management is just one step in the journey toward your investment goals. Investors should take into account not only that markets fluctuate, but also that different markets—stocks and bonds, for example—often fluctuate differently from each other. That is why we recommend that investors balance their portfolios among different asset classes, and diversify within those classes, based on each investor’s unique goals, time horizon, and tolerance for risk.

On another matter, I would like to inform you that on January 1, 2010, we will complete a leadership transition that began in March 2008. I will succeed Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
December 10, 2009

Your Fund’s Performance at a Glance
November 30, 2008–November 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
California Tax-Exempt Fund
Money Market	$1.00	$1.00	$0.004	$0.000
Intermediate-Term
Investor Shares	$10.21	$10.86	$0.412	$0.000
Admiral Shares	10.21	10.86	0.421	0.000
Long-Term
Investor Shares	$10.19	$10.98	$0.481	$0.000
Admiral Shares	10.19	10.98	0.490	0.000

Advisor’s Report

For the fiscal year ended November 30, 2009, Vanguard California Tax-Exempt Money Market Fund returned 0.37%, ahead of the average return of its peer group. The California Intermediate-Term Tax-Exempt Fund returned 10.56% for Investor Shares and 10.65% for Admiral Shares, ahead of its comparative standards. The California Long-Term Tax-Exempt Fund returned 12.71% for Investor Shares and 12.80% for Admiral Shares—showing just how far and fast the bond market recovered from the dark days of 2008 and early 2009 when credit was essentially frozen. The long-term fund’s return was in line with that of its diversified Barclays Capital index benchmark but behind the average return of competing funds.

The investment environment
In the past 12 months we have seen a significant rebound in the municipal bond market. The fiscal year began in December amid a seemingly desperate crisis: Major financial firms had imploded; the credit markets were frozen; hedge funds and closed-end funds were unloading high-quality assets, including municipal bonds, at fire-sale prices to meet collateral requirements; and investors were fleeing securities with any hint of risk for the perceived safety of U.S. Treasury securities.

By early 2009, federal government and Federal Reserve initiatives aimed at combating the financial crisis and the intertwined economic slump started

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2008	2009
2 years	2.13%	0.61%
5 years	2.93	1.50
10 years	4.02	2.78
30 years	5.38	4.28

Source: Vanguard.

gaining some traction. The banks and brokerage firms that underwrite municipal issues and facilitate liquidity began to operate normally once again, helping to stabilize the muni market. And munis’ depressed prices began to attract buyers, helping to fuel a rally that continued for the remainder of the year. Toward the end of the fiscal year, tax-free bond yields had fallen (and prices risen) to levels not seen for four decades.

Prices also got a boost from the shortage of traditional tax-exempt securities. After the yields demanded by muni investors became exceptionally high in early 2009, many municipal borrowers began shifting a significant portion of their issuance to a new and lower-cost type of municipal bond—the subsidized and taxable Build America Bond. These bonds were created as part of the federal government’s stimulus package (signed into law in February). They are intended to encourage investment in public infrastructure and to help state and local governments, as well as other municipal issuers, meet their financing needs.

Although Build America Bonds may not have become a household name yet, these bonds’ impact on the municipal bond market should not be underestimated. From April—when the first such bond was issued—through November 2009, more than $55 billion of taxable Build America Bonds were issued across the United States. In October alone, about one-third of all new municipal bond issues were taxable, and most of those were Build America Bonds. Because these bonds siphoned off some of the potential supply of new tax-exempt bonds, investors seeking traditional munis found their prices being bid up.

Still, tax-exempt bonds represented close to 80% of the almost $375 billion of muni issues marketed nationwide in 2009 through November. And the total value of new municipal issues—including taxable bonds—appeared on track to exceed $400 billion in calendar year 2009, which would join 2005 and 2007 in the $400 billion-plus record book. In California, for the fiscal year, a total of $71.1 billion of municipal bonds were issued—including $15.4 billion of Build America Bonds, making California a major issuer of this new security. In comparison, California’s muni bond issuance was $55.2 billion last year and $71.3 billion in fiscal 2007.

As economic conditions improved during the year, investors sought out higher yields—by moving out of money market securities into longer-term bonds and by taking on more credit risk. Indeed, with state and local finances remaining shaky throughout the period, it was the market’s shift toward risk that led to a narrowing of the yield gap between lower-quality municipals and U.S. Treasuries. In this environment, lower-quality bonds performed best in both the taxable and municipal markets—generally creating headwinds for Vanguard funds because of our focus on quality.

Management of the funds
The economic slump and high unemployment at the national level have translated into historic budget challenges for states and municipalities, leading them to resort to a variety of measures—cutting spending, increasing taxes and fees, and tapping into reserves—to help meet their fiscal needs. Federal stimulus payments also helped bridge budget gaps.

Given California’s sheer size—it is the most populous of the 50 states, with an economy that would rank among the top ten in the world—its fiscal woes have garnered much attention. The state has been especially hard-hit by the depressed housing market, soaring foreclosure rates, and an unemployment rate considerably higher than the national average.

In anticipation of the market’s recovery, we increased the funds’ exposure to lower-quality securities, while maintaining our overall emphasis on securities with high credit quality. Indeed, compared with the funds’ peer groups, our allocations to lower-rated issues remain quite modest.

The funds’ interest rate positioning, as measured by their average weighted durations, had no meaningful impact on performance relative to benchmark indexes.

Outlook
We expect slow and stable economic growth to continue. Although the ultimate strength and pace of the recovery are open to question, the muni market has clearly priced out depression and priced in recovery. And, while we expect the Federal Reserve to keep interest rates low, we will be closely watching for any serious uptick in inflation. If inflation becomes a concern, we are prepared to act quickly. As the economic expansion proceeds, yield spreads between lower-risk and higher-risk bonds should continue to tighten, albeit at a more moderate pace.

At the state and local levels, we do not expect any immediate respite from financial stress. If the historical pattern holds, fiscal pressure on state and local governments will continue for the next few years. Changes in the financial picture of municipal bond issuers tend to lag the broader economic cycle by one to two years. As we usually do, we will continue to independently monitor developments in California and nationally and to closely analyze the finances of the muni issuers. We strive to make sure that any financial pressures or problems of issuers won’t become the problems of the shareholders in our funds.

Kathryn T. Allen,
Principal, Portfolio Manager

John M. Carbone,
Principal, Portfolio Manager

Christopher W. Alwine, CFA
Principal and Head of Municipal Money Market and Municipal Bond Groups

Vanguard Fixed Income Group

December 18, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

California Tax-Exempt Money Market Fund, California Intermediate-Term Tax-Exempt Fund, California Long-Term Tax-Exempt Fund

			Percentage
Trustee	For	Withheld	For
John J. Brennan	4,436,880,448	140,140,240	96.9%
Charles D. Ellis	4,417,881,497	159,139,192	96.5%
Emerson U. Fullwood	4,427,698,153	149,322,536	96.7%
Rajiv L. Gupta	4,427,757,274	149,263,415	96.7%
Amy Gutmann	4,431,009,865	146,010,824	96.8%
JoAnn Heffernan Heisen	4,434,758,258	142,262,431	96.9%
F. William McNabb III	4,437,232,237	139,788,452	96.9%
André F. Perold	4,429,740,988	147,279,701	96.8%
Alfred M. Rankin, Jr.	4,439,069,480	137,951,208	97.0%
Peter F. Volanakis	4,442,232,448	134,788,240	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
California Tax-Exempt Money Market Fund
2a	3,665,402,419	77,364,644	306,446,875	41,412,049	89.6%
2b	3,660,954,227	107,517,256	280,742,453	41,412,050	89.5%
2c	3,606,783,705	95,163,442	347,266,789	41,412,050	88.2%
2d	3,615,404,752	98,958,014	334,851,169	41,412,050	88.4%
2e	3,590,692,545	92,338,521	366,182,870	41,412,049	87.8%
2f	3,635,005,244	95,479,325	318,729,366	41,412,051	88.9%
2g	3,755,796,505	105,640,673	187,776,759	41,412,049	91.8%

California Intermediate-Term Tax-Exempt Fund
2a	256,767,466	5,086,915	9,265,964	25,381,754	86.6%
2b	256,976,913	5,726,702	8,416,732	25,381,752	86.7%
2c	253,170,571	5,914,239	12,035,534	25,381,754	85.4%
2d	254,221,816	5,914,615	10,983,914	25,381,754	85.7%
2e	252,430,163	5,915,028	12,775,154	25,381,754	85.1%
2f	254,886,326	6,234,103	9,999,917	25,381,753	86.0%
2g	257,966,591	5,640,302	7,513,450	25,381,756	87.0%

California Long-Term Tax-Exempt Fund
2a	163,426,112	3,626,686	10,513,039	12,326,767	86.1%
2b	162,594,241	4,431,405	10,540,191	12,326,767	85.6%
2c	159,322,873	4,271,452	13,971,511	12,326,767	83.9%
2d	160,125,764	4,743,045	12,697,027	12,326,768	84.3%
2e	158,764,876	4,489,064	14,311,899	12,326,766	83.6%
2f	160,706,253	5,079,543	11,780,041	12,326,766	84.6%
2g	165,106,518	3,985,866	8,473,453	12,326,767	86.9%

California Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2009

Financial Attributes
Yield[1]	0.17%
Average Weighted Maturity	40 days
Average Quality[2]	MIG-1
Expense Ratio[3]	0.17%

Distribution by Credit Quality[4] (% of portfolio)
MIG-1/A-1+/SP-1+/F-1+	77.4%
P-1/A-1/SP-1/F-1	22.6

1 7-day SEC yield. See the Glossary.
2 Moody’s Investors Service.
3 The expense ratio shown is from the prospectus dated March 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratio was 0.17%.
4 Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

California Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
California Tax-Exempt Money Market Fund[1]	0.37%	2.30%	2.08%	$12,284
California Tax-Exempt
Money Market Funds Average[2]	0.17	1.90	1.68	11,811

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend information.

California Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009
Fiscal	Total	Peer-Group
Year	Return	Average[1]
2000	3.4%	3.1%
2001	2.6	2.2
2002	1.3	0.9
2003	0.9	0.5
2004	1.1	0.6
2005	2.2	1.7
2006	3.2	2.8
2007	3.6	3.1
2008	2.2	1.8
2009	0.4	0.2
7-Day SEC Yield (11/30/2009): 0.17%

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
California Tax-Exempt Money Market Fund[2]	6/1/1987	0.67%	2.35%	2.13%

1 Average returns for California Tax-Exempt Money Market Funds are derived from data provided by Lipper Inc.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

California Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information). In addition, the fund publishes its holdings on a monthly basis at www.vanguard.com.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.9%)
California (99.9%)
ABAG Finance Auth. for Non-Profit Corp.
California (Computer History Museum) VRDO	0.210%	12/7/09 LOC	7,000	7,000
ABAG Finance Auth. for Non-Profit Corp.
California (La Jolla Day School) VRDO	0.400%	12/7/09 LOC	11,800	11,800
ABAG Finance Auth. for Non-Profit Corp.
California (San Francisco Friends) VRDO	0.220%	12/7/09 LOC	24,000	24,000
ABAG Finance Auth. for Non-Profit Corp.
California (Schools of the Sacred Heart) VRDO	0.220%	12/7/09 LOC	5,500	5,500
ABAG Finance Auth. for Non-Profit Corp.
California (Sharp Healthcare) VRDO	0.220%	12/7/09 LOC	13,000	13,000
Antelope Vallet (East Kern California) VRDO	0.180%	12/7/09 LOC	13,100	13,100
1 Bay Area Toll Auth. CA Toll Bridge Rev. TOB PUT	0.450%	5/6/10	9,865	9,865
1 Bay Area Toll Auth. CA Toll Bridge Rev. TOB VRDO	0.210%	12/7/09	9,840	9,840
1 Bay Area Toll Auth. CA Toll Bridge Rev. TOB VRDO	0.250%	12/7/09	5,000	5,000
1 Bay Area Toll Auth. CA Toll Bridge Rev. TOB VRDO	0.260%	12/7/09	7,500	7,500
1 Bay Area Toll Auth. CA Toll Bridge Rev. TOB VRDO	0.300%	12/7/09	41,910	41,910
Bay Area Toll Auth. CA Toll Bridge Rev. VRDO	0.200%	12/7/09	156,300	156,300
Bay Area Toll Auth. CA Toll Bridge Rev. VRDO	0.210%	12/7/09	10,800	10,800
Bay Area Toll Auth. CA Toll Bridge Rev. VRDO	0.230%	12/7/09	20,000	20,000
Berkeley CA Rev. (Berkeley-Albany YMCA) VRDO	0.180%	12/7/09 LOC	13,065	13,065
California Communities NT Program NT
Participation TRAN	2.000%	6/30/10	17,500	17,659
1 California Dept. of Veteran Affairs Rev. TOB VRDO	0.250%	12/7/09	11,140	11,140
1 California Dept. of Water Resources
Water System Rev. TOB VRDO	0.240%	12/7/09	5,000	5,000
1 California Educ. Fac. Auth.
(Loyola Marymount Univ.) TOB VRDO	0.240%	12/7/09 LOC	3,685	3,685
California Educ. Fac. Auth. Rev.
(California Institute of Technology) VRDO	0.210%	12/7/09	62,500	62,500
California Educ. Fac. Auth. Rev.
(Loyola Marymount Univ.) VRDO	0.310%	12/7/09 LOC	9,705	9,705
California Educ. Fac. Auth. Rev.
(St. Mary’s College of California) VRDO	0.250%	12/7/09 LOC	19,765	19,765
California Educ. Fac. Auth. Rev. (Stanford Univ.) CP	0.400%	7/7/10	40,000	40,000
California Educ. Fac. Auth. Rev. (Stanford Univ.) CP	0.400%	7/14/10	33,000	33,000
California Educ. Fac. Auth. Rev. (Stanford Univ.) CP	0.400%	7/21/10	40,000	40,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 California Educ. Fac. Auth. Rev. (Stanford Univ.)
TOB VRDO	0.220%	12/7/09	4,470	4,470
1 California Educ. Fac. Auth. Rev. (Stanford Univ.)
VRDO	0.200%	12/7/09	4,580	4,580
1 California Educ. Fac. Auth. Rev. (Stanford Univ.)
VRDO	0.200%	12/7/09	7,565	7,565
California Educ. Fac. Auth. Rev. (Stanford Univ.)
VRDO	0.200%	12/7/09	15,468	15,468
California Educ. Fac. Auth. Rev.
(Univ. of San Francisco) VRDO	0.280%	12/7/09 LOC	8,305	8,305
1 California Educ. Fac. Auth. Rev.
(Univ. of Southern California) TOB VRDO	0.250%	12/7/09	7,735	7,735
1 California Educ. Fac. Auth. Rev.
(Univ. of Southern California) TOB VRDO	0.300%	12/7/09	4,860	4,860
1 California Educ. Fac. Auth. Rev. TOB VRDO	0.250%	12/7/09	8,910	8,910
California GO	5.750%	12/1/09 (Prere.)	10,730	10,837
California GO	5.500%	3/1/10 (Prere.)	5,000	5,113
California GO	5.750%	3/1/10 (Prere.)	27,825	28,467
California GO	5.750%	3/1/10 (Prere.)	5,620	5,751
California GO	5.250%	9/1/10 (Prere.)	5,945	6,161
California GO CP	0.350%	12/1/09 LOC	6,000	6,000
California GO CP	0.350%	12/9/09 LOC	3,850	3,850
California GO CP	0.330%	12/15/09 LOC	7,454	7,454
California GO CP	0.350%	12/15/09 LOC	2,689	2,689
California GO CP	0.300%	12/16/09 LOC	2,600	2,600
California GO CP	0.460%	1/14/10 LOC	2,500	2,500
California GO CP	0.470%	1/14/10 LOC	4,080	4,080
1 California GO TOB VRDO	0.270%	12/7/09	23,098	23,098
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West) VRDO	0.220%	12/7/09 LOC	7,700	7,700
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West) VRDO	0.300%	12/7/09 LOC	19,350	19,350
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West) VRDO	0.320%	12/7/09 LOC	27,070	27,070
California Health Fac. Finance Auth. Rev.
(Children’s Hosp.) VRDO	0.210%	12/7/09 LOC	7,100	7,100
California Health Fac. Finance Auth. Rev.
(Children’s Hosp.) VRDO	0.210%	12/7/09 LOC	7,100	7,100
California Health Fac. Finance Auth. Rev.
(Children’s Hosp.) VRDO	0.210%	12/7/09 LOC	3,950	3,950
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.) VRDO	0.200%	12/7/09	5,750	5,750
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.) VRDO	0.200%	12/7/09	5,850	5,850
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.) VRDO	0.220%	12/7/09	8,450	8,450
California Health Fac. Finance Auth. Rev.
(Memorial Health Services) VRDO	0.200%	12/7/09	69,475	69,475
California Health Fac. Finance Auth. Rev.
(Scripps Health) VRDO	0.190%	12/7/09 LOC	14,265	14,265
California Health Fac. Finance Auth. Rev.
(Scripps Health) VRDO	0.230%	12/7/09 LOC	10,425	10,425
1 California Health Fac. Finance Auth. Rev.
(St. Joseph Health System) TOB VRDO	0.240%	12/7/09	15,000	15,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Fac. Finance Auth. Rev.
(Stanford Hospital) PUT	0.550%	6/16/10	17,000	17,000
California Health Fac. Finance Auth. Rev.
(Stanford Hospital) VRDO	0.270%	12/7/09	20,600	20,600
1 California Health Fac. Finance Auth. Rev.
(Sutter Health) TOB VRDO	0.270%	12/7/09	6,700	6,700
California Housing Finance Agency
Home Mortgage Rev. VRDO	2.000%	12/1/09	43,795	43,795
California Housing Finance Agency
Home Mortgage Rev. VRDO	1.250%	12/7/09	56,690	56,690
California Housing Finance Agency
Home Mortgage Rev. VRDO	1.250%	12/7/09	10,000	10,000
California Housing Finance Agency
Home Mortgage VRDO	1.250%	12/7/09	55,500	55,500
California Housing Finance Agency
Single Family Mortgage Rev. VRDO	1.250%	12/7/09	7,020	7,020
California Infrastructure & Econ. Dev. Bank
(J. Paul Getty Trust) CP	0.700%	12/3/09	5,000	5,000
California Infrastructure & Econ. Dev. Bank Rev.
(American National Red Cross) VRDO	0.250%	12/7/09 LOC	6,500	6,500
California Infrastructure & Econ. Dev. Bank Rev.
(Buck Institute) VRDO	0.230%	12/7/09 LOC	23,130	23,130
California Infrastructure & Econ. Dev. Bank Rev.
(California Academy of Sciences) VRDO	0.200%	12/1/09 LOC	6,810	6,810
California Infrastructure & Econ. Dev. Bank Rev.
(California Academy of Sciences) VRDO	0.200%	12/1/09 LOC	14,125	14,125
California Infrastructure & Econ. Dev. Bank Rev.
(J. Paul Getty Trust) VRDO	0.170%	12/1/09	24,620	24,620
California Infrastructure & Econ. Dev. Bank Rev.
(J. Paul Getty Trust) VRDO	0.170%	12/1/09	32,725	32,725
California Infrastructure & Econ. Dev. Bank Rev.
(JSerra Catholic High School Project) VRDO	0.180%	12/7/09 LOC	3,100	3,100
California Infrastructure & Econ. Dev. Bank Rev.
(JSerra Catholic High School Project) VRDO	0.240%	12/7/09 LOC	4,500	4,500
California Infrastructure & Econ. Dev. Bank Rev.
(Orange County Performing) VRDO	0.180%	12/7/09 LOC	19,500	19,500
California Infrastructure & Econ. Dev. Bank Rev.
(Orange County Performing) VRDO	0.290%	12/7/09 LOC	5,625	5,625
California Infrastructure & Econ. Dev. Bank Rev.
(Pacific Gas & Electric) VRDO	0.210%	12/1/09 LOC	25,710	25,710
California Infrastructure & Econ. Dev. Bank Rev.
(Pacific Gas & Electric) VRDO	0.210%	12/1/09 LOC	12,855	12,855
California Infrastructure & Econ. Dev. Bank Rev.
(Prinsco Inc. Project) VRDO	0.370%	12/7/09 LOC	9,050	9,050
California Infrastructure & Econ. Dev. Bank Rev.
(Rand Corp.) VRDO	0.220%	12/7/09 LOC	5,000	5,000
California Infrastructure & Econ. Dev. Bank Rev.
(Santa Barbara Performing Arts) VRDO	0.230%	12/7/09 LOC	9,665	9,665
California Infrastructure & Econ. Dev. Bank Rev.
PUT	0.500%	4/1/10	9,000	9,000
1 California Infrastructure & Econ. Dev. Bank Rev.
TOB VRDO	0.220%	12/7/09 (Prere.)	16,840	16,840
California Muni. Financing Auth. Rev.
(Allied Waste Inc.) VRDO	0.350%	12/7/09 LOC	20,000	20,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Muni. Financing Auth. Rev.
(La Sierra Univ.) VRDO	0.180%	12/7/09 LOC	6,000	6,000
California Muni. Financing Auth. Rev.
(Notre Dame High School) VRDO	0.300%	12/7/09 LOC	6,425	6,425
1 California Public Works Board Lease Rev.
TOB VRDO	0.300%	12/7/09	11,110	11,110
California School Cash Reserve Program Auth.
Pool TRAN	2.500%	7/1/10 LOC	12,000	12,137
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.190%	12/1/09 LOC	1,400	1,400
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.220%	12/1/09 LOC	19,500	19,500
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.180%	12/7/09 LOC	3,500	3,500
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.190%	12/7/09 LOC	9,000	9,000
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.200%	12/7/09 LOC	11,140	11,140
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.220%	12/7/09 (4)	25,650	25,650
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.220%	12/7/09 LOC	6,800	6,800
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.230%	12/7/09 LOC	83,900	83,900
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.250%	12/7/09 (4)	5,125	5,125
California State Econ. Recovery Bonds	5.250%	1/1/10 (ETM)	265	266
California State Econ. Recovery Bonds	5.250%	1/1/10	435	436
1 California State Univ. Rev. TOB VRDO	0.400%	12/7/09 (4)	20,475	20,475
California Statewide Community Dev. Auth.
Multifamily Housing Rev.
(Ridgeway Apartments) VRDO	0.210%	12/7/09 LOC	7,200	7,200
California Statewide Community Dev. Auth.
Multifamily Rev. (Canyon Springs) VRDO	0.310%	12/7/09 LOC	10,105	10,105
California Statewide Community Dev. Auth.
Multifamily Rev. (Knoll Apartments) VRDO	0.280%	12/7/09 LOC	12,715	12,715
California Statewide Community Dev. Auth.
Multifamily Rev. (Valley Palms Apartments) VRDO	0.260%	12/7/09 LOC	13,500	13,500
California Statewide Community Dev. Auth.
Multifamily Rev. (Village Green Apartments) VRDO	0.290%	12/7/09	5,800	5,800
California Statewide Community Dev. Auth. Rev.
(Azusa Pacific Univ. Project) VRDO	0.370%	12/7/09 LOC	20,000	20,000
California Statewide Community Dev. Auth. Rev.
(Childrens Hosp.) VRDO	0.200%	12/1/09 LOC	3,100	3,100
California Statewide Community Dev. Auth. Rev.
(Childrens Hosp.) VRDO	0.220%	12/7/09 LOC	22,600	22,600
California Statewide Community Dev. Auth. Rev.
(Cottage Health Systems) VRDO	0.200%	12/7/09 LOC	22,000	22,000
California Statewide Community Dev. Auth. Rev.
(Cottage Health Systems) VRDO	0.200%	12/7/09 LOC	25,000	25,000
California Statewide Community Dev. Auth. Rev.
(Cottage Health Systems) VRDO	0.200%	12/7/09 LOC	37,420	37,420
California Statewide Community Dev. Auth. Rev.
(Culinary Institute of America) VRDO	0.380%	12/7/09 LOC	2,985	2,985

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Community Dev. Auth. Rev.
(Fiorella Investments LLC) VRDO	1.000%	12/7/09 LOC	8,960	8,960
California Statewide Community Dev. Auth. Rev.
(Kaiser Permanente) PUT	3.000%	4/1/10	10,000	10,085
California Statewide Community Dev. Auth. Rev.
(Kaiser Permanente) VRDO	0.230%	12/7/09	21,300	21,300
California Statewide Community Dev. Auth. Rev.
(Kaiser Permanente) VRDO	0.230%	12/7/09	26,800	26,800
California Statewide Community Dev. Auth. Rev.
(Kaiser Permanente) VRDO	0.230%	12/7/09	25,000	25,000
California Statewide Community Dev. Auth. Rev.
(Los Angeles County Museum) VRDO	0.220%	12/7/09 LOC	20,000	20,000
California Statewide Community Dev. Auth. Rev.
(Los Angeles County Museum) VRDO	0.230%	12/7/09 LOC	8,645	8,645
California Statewide Community Dev. Auth. Rev.
(Motion Picture and Television Fund) VRDO	0.250%	12/7/09 LOC	9,500	9,500
California Statewide Community Dev. Auth. Rev.
(Redlands Community Hosp.) VRDO	0.240%	12/7/09 LOC	24,000	24,000
1 California Statewide Community Dev. Auth. Rev.
(Sutter Health) TOB VRDO	0.240%	12/7/09	45,465	45,465
1 California Statewide Community Dev. Auth. Rev.
(Sutter Health) TOB VRDO	0.240%	12/7/09	6,230	6,230
California Statewide Community Dev. Auth. Rev.
(Univ. of San Diego) VRDO	0.190%	12/7/09 LOC	18,415	18,415
Castaic Lake CA Water Agency Rev. COP VRDO	0.190%	12/7/09 LOC	4,600	4,600
Central Basin Muni. Water Dist. CA COP VRDO	0.250%	12/7/09 LOC	3,780	3,780
1 Cerritos CA Community College Dist.
GO TOB VRDO	0.300%	12/7/09	7,845	7,845
1 Chino Basin CA Regional Financing Auth. Rev.
(Inland Empire Util. Agency Sewer) TOB VRDO	0.270%	12/7/09	10,835	10,835
Chula Vista CA Multi-Family Housing Rev. VRDO	0.250%	12/7/09 LOC	18,970	18,970
1 Contra Costa CA Community College Dist.
TOB VRDO	0.260%	12/7/09 (4)	5,110	5,110
Contra Costa CA Housing Finance Agency
Home Mortgage Rev. (Park Regency) VRDO	0.260%	12/7/09 LOC	42,200	42,200
1 Contra Costa CA Water Dist. Rev. TOB VRDO	0.370%	12/7/09	5,200	5,200
Contra Costa County CA MFH Pleasant Hill VRDO	0.290%	12/7/09 LOC	58,800	58,800
Dublin San Ramon CA Services Dist. East Bay
Muni. Util. Dist. Recycled Water Auth. CP	0.220%	12/8/09 LOC	21,000	21,000
1 East Bay CA Muni. Util. Dist. Water System Rev.
TOB VRDO	0.250%	12/7/09 (4)	19,800	19,800
1 East Bay CA Muni. Util. Dist. Water System Rev.
TOB VRDO	0.250%	12/7/09 (4)	11,545	11,545
Eastern California Muni. Water Dist.
Water & Sewer Rev. VRDO	0.200%	12/7/09	22,520	22,520
1 Eastern California Muni. Water. Dist.
Water & Sewer COP TOB VRDO	0.300%	12/7/09	1,590	1,590
1 Eastern California Muni. Water. Dist.
Water & Sewer Rev. VRDO	0.220%	12/7/09	34,000	34,000
Eastern California Muni. Water. Dist.
Water & Sewer Rev. VRDO	0.200%	12/7/09	27,400	27,400
Eastern California Muni. Water. Dist.
Water & Sewer Rev. VRDO	0.250%	12/7/09	33,000	33,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Elsinore Valley CA Muni. Water Dist.
COP TOB VRDO	0.210%	12/7/09 (13)	5,165	5,165
Elsinore Valley CA Muni. Water Dist. COP VRDO	0.350%	12/7/09 LOC	7,900	7,900
Escondido CA Community Dev. COP
(Escondido Community Dev.) VRDO	0.370%	12/7/09 LOC	8,600	8,600
Fresno CA COP VRDO	0.500%	12/7/09 LOC	6,200	6,200
Fresno County CA TRAN	2.000%	6/30/10	50,000	50,446
Garden Grove CA Housing Auth. Multifamily Rev.
VRDO	0.290%	12/7/09 LOC	9,100	9,100
Golden State Tobacco Securitization Corp.
California	5.600%	6/1/10 (Prere.)	2,260	2,319
1 Imperial Irrigation Dist. California Electric Rev.
TOB VRDO	0.300%	12/7/09	7,495	7,495
Irvine CA Public Fac. & Infrastructure Auth.
Assessment Rev. VRDO	0.200%	12/1/09 LOC	6,995	6,995
Irvine CA USD VRDO	0.200%	12/1/09 LOC	29,700	29,700
1 Irvine California USD Special Tax TOB VRDO	0.570%	12/7/09 LOC	22,695	22,695
1 Irvine California USD Special Tax TOB VRDO	0.570%	12/7/09 LOC	11,305	11,305
Kern County CA TRAN	2.500%	6/30/10	35,000	35,379
Livermore CA COP VRDO	0.380%	12/7/09 LOC	7,100	7,100
1 Long Beach CA Harbor Rev. TOB VRDO	0.300%	12/7/09	7,570	7,570
1 Long Beach CA Harbor Rev. TOB VRDO	0.410%	12/7/09	16,050	16,050
1 Long Beach CA Harbor Rev. TOB VRDO	0.470%	12/7/09	8,665	8,665
Long Beach CA Water Rev. CP	0.280%	12/9/09	11,000	11,000
Los Angeles CA Community Redev. Agency
Multifamily Housing Rev.
(Hollywood & Vine Apartments) VRDO	0.260%	12/7/09 LOC	25,000	25,000
1 Los Angeles CA Dept. of Airports
International Airport Rev. TOB VRDO	0.270%	12/7/09	5,530	5,530
1 Los Angeles CA Dept. of Airports
International Airport Rev. TOB VRDO	0.300%	12/7/09	18,880	18,880
1 Los Angeles CA Dept. of Airports
International Airport Rev. TOB VRDO	0.300%	12/7/09	7,975	7,975
Los Angeles CA Dept. of Airports
International Airport Rev. VRDO	0.230%	12/7/09 LOC	20,000	20,000
1 Los Angeles CA Dept. of Water & Power Rev.
TOB VRDO	0.250%	12/7/09 (13)	7,080	7,080
1 Los Angeles CA Dept. of Water & Power Rev.
TOB VRDO	0.300%	12/7/09 (4)	14,245	14,245
1 Los Angeles CA Dept. of Water & Power Rev.
TOB VRDO	0.300%	12/7/09	7,495	7,495
1 Los Angeles CA Dept. of Water & Power Rev.
TOB VRDO	0.300%	12/7/09	4,440	4,440
1 Los Angeles CA Dept. of Water & Power Rev.
TOB VRDO	0.300%	12/7/09 (4)	8,090	8,090
Los Angeles CA Dept. of Water & Power Rev.
VRDO	0.170%	12/1/09	4,600	4,600
Los Angeles CA Dept. of Water & Power Rev.
VRDO	0.170%	12/7/09	13,000	13,000
Los Angeles CA Dept. of Water & Power Rev.
VRDO	0.200%	12/7/09	51,300	51,300
Los Angeles CA Dept. of Water & Power Rev.
VRDO	0.200%	12/7/09	20,000	20,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Dept. of Water & Power Rev.
VRDO	0.200%	12/7/09	85,500	85,500
Los Angeles CA Dept. of Water & Power Rev.
VRDO	0.200%	12/7/09	17,700	17,700
Los Angeles CA Dept. of Water & Power Rev.
VRDO	0.210%	12/7/09	32,400	32,400
1 Los Angeles CA Harbor Dept. Rev. TOB VRDO	0.210%	12/7/09	9,725	9,725
Los Angeles CA Multifamily Housing Rev.
(Fountain Park) VRDO	0.250%	12/7/09 LOC	25,500	25,500
Los Angeles CA Multifamily Housing Rev.
(Queen Portfolio) VRDO	0.330%	12/7/09 LOC	7,300	7,300
Los Angeles CA Multifamily Housing Rev.
(San Regis) VRDO	0.270%	12/7/09 LOC	23,600	23,600
Los Angeles CA Single Family Mortgage Rev.
VRDO	1.250%	12/7/09	10,000	10,000
Los Angeles CA Single Family Mortgage Rev.
VRDO	1.250%	12/7/09	11,540	11,540
1 Los Angeles CA TOB VRDO	0.300%	12/7/09	4,020	4,020
Los Angeles CA TRAN	2.500%	4/28/10	18,900	19,057
Los Angeles CA USD (Belmont Learning Complex)
VRDO	0.250%	12/7/09 LOC	33,075	33,075
Los Angeles CA USD GO	2.000%	7/1/10	14,835	14,956
1 Los Angeles CA USD GO TOB VRDO	0.260%	12/7/09 (4)	22,500	22,500
1 Los Angeles CA USD GO TOB VRDO	0.300%	12/7/09	6,660	6,660
1 Los Angeles CA USD GO TOB VRDO	0.300%	12/7/09	4,995	4,995
1 Los Angeles CA USD TOB VRDO	0.320%	12/7/09	8,950	8,950
Los Angeles CA USD TRAN	2.000%	8/12/10	25,000	25,239
1 Los Angeles CA Wastewater System Rev.
TOB VRDO	0.210%	12/7/09	24,475	24,475
1 Los Angeles CA Wastewater System Rev.
TOB VRDO	0.260%	12/7/09	25,000	25,000
1 Los Angeles CA Wastewater System Rev.
TOB VRDO	0.300%	12/7/09	7,500	7,500
Los Angeles CA Wastewater System Rev. VRDO	0.200%	12/7/09 LOC	11,730	11,730
Los Angeles CA Wastewater System Rev. VRDO	0.200%	12/7/09 LOC	14,440	14,440
Los Angeles CA Wastewater System Rev. VRDO	0.200%	12/7/09 LOC	8,600	8,600
Los Angeles CA Wastewater System Rev. VRDO	0.220%	12/7/09 LOC	25,000	25,000
Los Angeles CA Wastewater System Rev. VRDO	0.230%	12/7/09 LOC	8,645	8,645
Los Angeles County CA Housing Auth.
Multifamily Housing Rev. VRDO	0.370%	12/7/09 LOC	6,120	6,120
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.	2.500%	7/1/10	16,015	16,211
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev. VRDO	0.190%	12/1/09	6,000	6,000
Los Angeles Regional Airports
Improvement Corp. Rev. VRDO	0.220%	12/1/09 LOC	21,300	21,300
Manteca CA Redev. Agency Tax Allocation Rev.
VRDO	0.220%	12/1/09 LOC	10,545	10,545
1 Metro. Water Dist. of Southern California Rev.
TOB VRDO	0.250%	12/7/09	4,285	4,285
1 Metro. Water Dist. of Southern California Rev.
TOB VRDO	0.250%	12/7/09 (13)	4,000	4,000
1 Metro. Water Dist. of Southern California Rev.
TOB VRDO	0.250%	12/7/09	8,750	8,750

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Metro. Water Dist. of Southern California Rev.
TOB VRDO	0.300%	12/7/09	8,995	8,995
Metro. Water Dist. of Southern California Rev.
VRDO	0.240%	12/1/09	3,200	3,200
Metro. Water Dist. of Southern California Rev.
VRDO	0.190%	12/7/09	36,000	36,000
Metro. Water Dist. of Southern California Rev.
VRDO	0.200%	12/7/09	24,100	24,100
Metro. Water Dist. of Southern California Rev.
VRDO	0.200%	12/7/09	14,640	14,640
Metro. Water Dist. of Southern California Rev.
VRDO	0.230%	12/7/09	26,900	26,900
Metro. Water Dist. of Southern California Rev.
VRDO	0.240%	12/7/09	16,600	16,600
Mission Viejo CA Community Dev. Financing Auth.
(Mission Viejo Mall Improvement) VRDO	0.200%	12/7/09 LOC	25,800	25,800
1 New Haven CA USD TOB VRDO	0.240%	12/7/09 LOC	11,302	11,302
Newport Beach CA Rev. (Hoag Memorial Hosp.)
VRDO	0.190%	12/7/09	28,795	28,795
1 Newport Beach CA Rev. TOB VRDO	0.250%	12/7/09	4,650	4,650
Oakland-Alameda County CA
Coliseum Auth. Lease Rev.
(Oakland Coliseum Project) VRDO	0.230%	12/7/09 LOC	11,600	11,600
1 Oakland CA Redev. Agency Tax Allocation
(Central Dist.) TOB VRDO	0.300%	12/7/09 LOC	13,710	13,710
Orange County CA Apartment Dev. Rev. VRDO	0.220%	12/7/09 LOC	8,150	8,150
Orange County CA TRAN	2.000%	6/30/10	80,000	80,737
Orange County CA Water Dist. COP VRDO	0.210%	12/7/09	27,550	27,550
1 Orange County CA Water Dist. Rev.
COP TOB VRDO	0.250%	12/7/09	5,000	5,000
Otay CA Water Dist. (Capital Project) COP VRDO	0.250%	12/7/09 LOC	8,800	8,800
1 Palm Springs CA USD TOB VRDO	0.250%	12/7/09 (13)	10,410	10,410
1 Palomar Pomerado Health System California
GO TOB VRDO	0.210%	12/7/09 (12)	18,500	18,500
1 Piedmont CA USD TOB VRDO	0.250%	12/7/09	6,445	6,445
Pittsburg CA Public Financing Auth. Water Rev.
VRDO	0.350%	12/7/09 LOC	13,030	13,030
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.) VRDO	0.220%	12/1/09 LOC	103,515	103,515
1 Port of Oakland CA Rev. TOB VRDO	0.300%	12/7/09 (13)	13,665	13,665
1 Rancho Santiago CA Community College Dist.
TOB VRDO	0.210%	12/7/09 (4)	12,780	12,780
Riverside CA Electric Rev. VRDO	0.220%	12/7/09 LOC	6,000	6,000
Riverside CA Electric Rev. VRDO	0.250%	12/7/09 LOC	74,200	74,200
Riverside CA Water Rev. VRDO	0.220%	12/7/09	13,330	13,330
Riverside County CA Public Fac. Project VRDO	0.250%	12/7/09 LOC	11,400	11,400
Riverside County CA Transp. Commission
Sales Tax Rev. VRDO	0.230%	12/7/09	10,000	10,000
Riverside County CA Transp. Commission
Sales Tax Rev. VRDO	0.260%	12/7/09	5,000	5,000
1 Sacramento CA Muni. Util. Dist. Rev. TOB VRDO	0.400%	12/7/09 (4)	13,510	13,510
Sacramento CA Suburban Water Dist. COP VRDO	0.250%	12/7/09 LOC	5,945	5,945
Sacramento CA Transp. Auth. Sales Tax Rev. VRDO	0.230%	12/7/09	35,100	35,100
Sacramento CA Transp. Auth. Sales Tax Rev. VRDO	0.250%	12/7/09	20,000	20,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento County CA
(Administration Center & Courthouse) VRDO	0.230%	12/7/09 LOC	33,770	33,770
1 Sacramento County CA Airport Rev. TOB VRDO	0.220%	12/7/09 (Prere.)	13,800	13,800
1 Sacramento County CA Sanitation Dist.
Financing Auth. TOB VRDO	0.190%	12/7/09 LOC	4,800	4,800
1 Sacramento County CA Sanitation Dist.
Financing Auth. TOB VRDO	0.240%	12/7/09 LOC	2,500	2,500
1 Sacramento County CA Sanitation Dist.
Financing Auth. TOB VRDO	0.240%	12/7/09 (3)LOC	24,725	24,725
Sacramento County CA Sanitation Dist.
Financing Auth. VRDO	0.230%	12/7/09 LOC	5,000	5,000
1 San Bernardino CA Community College Dist.
TOB VRDO	0.260%	12/7/09 (4)	7,500	7,500
San Bernardino County CA TRAN	2.000%	6/30/10	50,000	50,461
1 San Diego CA Community College Dist.
GO TOB VRDO	0.250%	12/7/09	5,000	5,000
1 San Diego CA Community College Dist.
GO TOB VRDO	0.300%	12/7/09	3,995	3,995
San Diego CA County & School Dist. TRAN	2.000%	6/30/10	80,000	80,751
San Diego CA Housing Auth.
Multifamily Housing Rev.
(Bay Vista Apartments Projects) VRDO	0.270%	12/7/09 LOC	4,890	4,890
San Diego CA Housing Auth.
Multifamily Housing Rev.
(Canyon Rim Apartments) VRDO	0.260%	12/7/09 LOC	32,440	32,440
San Diego CA Public Fac. Financing Auth.
Sewer Rev.	2.000%	5/15/10	6,810	6,852
San Diego CA Public Fac. Financing Auth.
Water Rev.	2.500%	8/1/10	5,245	5,313
1 San Diego CA Public Fac. Financing Auth.
Water Rev. TOB VRDO	0.300%	12/7/09	7,495	7,495
San Diego CA USD TRAN	2.000%	7/8/10	45,000	45,398
1 San Diego CA Water Auth. Rev. COP TOB VRDO	0.260%	12/7/09	20,000	20,000
1 San Diego CA Water Auth. Rev. COP TOB VRDO	0.300%	12/7/09 (4)	6,840	6,840
1 San Diego CA Water Auth. Rev. COP TOB VRDO	0.300%	12/7/09 (4)	9,500	9,500
1 San Diego County CA Water Auth. Rev.
COP TOB VRDO	0.210%	12/7/09 (4)	16,900	16,900
1 San Diego County CA Water Auth. Rev. TOB VRDO	0.300%	12/7/09 (4)	9,800	9,800
1 San Diego County CA Water Auth. TOB VRDO	0.300%	12/7/09 (4)	6,100	6,100
1 San Diego County CA Water Auth. TOB VRDO	0.300%	12/7/09 (4)	6,500	6,500
1 San Francisco CA Bay Area Rapid Transit Dist. Rev.
TOB VRDO	0.240%	12/7/09 (4)	10,000	10,000
1 San Francisco CA Bay Area Rapid Transit Dist.
Sales Tax Rev. TOB VRDO	0.300%	12/7/09	13,595	13,595
San Francisco CA Bay Area Rapid Transit Rev.	6.750%	7/1/10	6,370	6,597
San Francisco CA City & County Finance Corp.
Lease Rev. (Moscone Center Expansion) VRDO	0.250%	12/7/09 LOC	7,800	7,800
San Francisco CA City &
County International Airport Rev. PUT	3.000%	12/1/09	17,635	17,635
San Francisco CA City & County Redev. Agency
Multifamily Rev. VRDO	0.270%	12/7/09 LOC	30,200	30,200
San Joaquin County CA Transp. Auth.
Sales Tax Rev. CP	0.400%	1/14/10 LOC	50,000	50,000
San Jose CA Financing Auth. Lease Rev. CP	0.300%	1/11/10 LOC	40,178	40,178

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 San Jose CA Financing Auth. Lease Rev.
TOB VRDO	0.250%	12/7/09 (13)	25,960	25,960
San Jose CA Financing Auth. Lease Rev. VRDO	0.200%	12/7/09 LOC	16,820	16,820
San Jose CA Financing Auth. Lease Rev. VRDO	0.220%	12/7/09 LOC	29,575	29,575
San Jose CA Multifamily Housing Rev.
(Cinnabar Commons) VRDO	0.260%	12/7/09 LOC	16,700	16,700
San Jose CA Redev. Agency VRDO	0.230%	12/7/09 LOC	15,040	15,040
San Jose CA Redev. Agency VRDO	0.270%	12/7/09 LOC	10,725	10,725
1 San Marcos CA Public Fac. Auth. Tax Allocation
TOB VRDO	0.260%	12/7/09 (13)	8,690	8,690
1 San Mateo County CA Community College Dist.
TOB VRDO	0.240%	12/7/09	11,660	11,660
Santa Barbara County CA TRAN	2.500%	6/30/10	25,000	25,313
Santa Clara County CA El Camino Hosp. Dist. Fac.
Auth. Rev. (Valley Medical Center Project) VRDO	0.250%	12/7/09 LOC	16,050	16,050
Santa Clara County CA El Camino Hosp. Dist. Fac.
Auth. Rev. (Valley Medical Center Project) VRDO	0.250%	12/7/09 LOC	4,700	4,700
Santa Clara County CA Financing Auth. Lease Rev.
(VMC Facilities Replacement Project) VRDO	0.240%	12/7/09	15,500	15,500
1 Santa Clara County CA Financing Auth. Lease Rev.
TOB VRDO	0.250%	12/7/09	6,915	6,915
Santa Clara Valley CA Transp. Auth. Sales Tax Rev.
VRDO	0.200%	12/7/09	12,500	12,500
Santa Rosa CA Waste Water Rev. VRDO	0.600%	12/7/09 LOC	14,000	14,000
1 Semitropic CA Water Storage Dist. Rev. TOB VRDO	0.300%	12/7/09	9,590	9,590
1 Sequoia CA USD TOB VRDO	0.300%	12/7/09 (4)	5,860	5,860
1 Sonoma County CA (Jr. College District) TOB VRDO	0.300%	12/7/09 (4)	3,440	3,440
Sonoma County CA TRAN	1.500%	10/28/10	30,000	30,301
South Placer CA Wastewater Auth. Rev. VRDO	0.240%	12/7/09 LOC	22,442	22,442
Southern California Home Financing Auth.
Single Family Mortgage Rev. VRDO	1.250%	12/7/09	33,460	33,460
Southern California Home Financing Auth.
Single Family Mortgage Rev. VRDO	1.250%	12/7/09	16,300	16,300
Southern California Public Power Auth.
(Linden Windenergy Project) RAN	2.000%	10/1/10	42,680	43,237
Southern California Public Power Auth.
(Tieten Hydropower) RAN	2.000%	8/16/10	11,180	11,305
1 Sunnyvale CA School Dist. GO TOB VRDO	0.300%	12/7/09 (4)	6,480	6,480
1 Sweetwater CA USD GO TOB VRDO	0.250%	12/7/09 (13)	16,445	16,445
1 Univ. of California Barclays TOB VRDO	0.180%	12/7/09	6,665	6,665
Univ. of California Regents CP	0.250%	1/6/10	16,000	16,000
1 Univ. of California Rev. TOB VRDO	0.210%	12/7/09	5,680	5,680
1 Univ. of California Rev. TOB VRDO	0.240%	12/7/09	29,195	29,195
1 Univ. of California Rev. TOB VRDO	0.240%	12/7/09	10,000	10,000
1 Univ. of California Rev. TOB VRDO	0.250%	12/7/09 (13)	15,305	15,305
1 Univ. of California Rev. TOB VRDO	0.260%	12/7/09 (4)	6,470	6,470
1 Univ. of California Rev. TOB VRDO	0.300%	12/7/09	3,495	3,495
1 Univ. of California Rev. TOB VRDO	0.300%	12/7/09	6,000	6,000
1 Univ. of California Rev. TOB VRDO	0.300%	12/7/09	5,995	5,995
1 Univ. of California Rev. TOB VRDO	0.300%	12/7/09	3,470	3,470
1 Univ. of California Rev. TOB VRDO	0.300%	12/7/09	1,890	1,890
1 Univ. of California Rev. TOB VRDO	0.300%	12/7/09 (4)	16,820	16,820

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ventura County CA TRAN	2.500%	7/1/10	32,000	32,395
1 Vista CA USD GO TOB VRDO	0.300%	12/7/09 (4)	9,475	9,475
Whittier CA Insured Health Fac. Rev.
(Presbyterian Hosp.) VRDO	0.200%	12/7/09 LOC	15,600	15,600
Total Tax-Exempt Municipal Bonds (Cost $5,347,850)				5,347,850
Other Assets and Liabilities (0.1%)
Other Assets				34,145
Liabilities				(26,537)
				7,608
Net Assets (100%)
Applicable to 5,354,943,573 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				5,355,458
Net Asset Value Per Share				$1.00

At November 30, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				5,355,458
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				—
Net Assets				5,355,458

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities was 1,159,960,000, representing 21.7% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.
A key to abbreviations and other references follows the Statement of Net Assets.

California Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	34,282
Total Income	34,282
Expenses
The Vanguard Group—Note B
Investment Advisory Services	909
Management and Administrative	4,696
Marketing and Distribution	2,167
Money Market Guarantee Program	2,551
Custodian Fees	38
Auditing Fees	19
Shareholders’ Reports and Proxies	96
Trustees’ Fees and Expenses	10
Total Expenses	10,486
Net Investment Income	23,796
Realized Net Gain (Loss) on Investment Securities Sold	506
Net Increase (Decrease) in Net Assets Resulting from Operations	24,302

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,796	181,996
Realized Net Gain (Loss)	506	(263)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,302	181,733
Distributions
Net Investment Income	(23,796)	(181,996)
Realized Capital Gain	—	—
Total Distributions	(23,796)	(181,996)
Capital Share Transactions (at $1.00)
Issued	3,668,931	6,742,682
Issued in Lieu of Cash Distributions	22,754	172,979
Redeemed	(5,842,322)	(8,032,987)
Net Increase (Decrease) from Capital Share Transactions	(2,150,637)	(1,117,326)
Total Increase (Decrease)	(2,150,131)	(1,117,589)
Net Assets
Beginning of Period	7,505,589	8,623,178
End of Period	5,355,458	7,505,589

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.004	.022	.035	.032	.021
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.004	.022	.035	.032	.021
Distributions
Dividends from Net Investment Income	(.004)	(.022)	(.035)	(.032)	(.021)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.004)	(.022)	(.035)	(.032)	(.021)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.37%	2.21%	3.55%	3.24%	2.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,355	$7,506	$8,623	$7,220	$6,162
Ratio of Total Expenses to
Average Net Assets	0.17%[2]	0.11%[2]	0.10%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	0.39%	2.19%	3.49%	3.20%	2.17%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.
See Note D in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard California Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $1,146,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.46% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2009, 100% of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

California Tax-Exempt Money Market Fund

D. On October 7, 2008, the board of trustees approved the fund’s participation in a temporary program introduced by the U.S. Treasury to guarantee the account values of shareholders in a money market fund in the event the fund’s net asset value fell below $0.995 and the fund’s trustees decided to liquidate the fund. The program covered the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. To participate, the fund was required to pay a fee of 0.01% of its net assets as of September 19, 2008, for coverage through December 18, 2008. In December 2008, the U.S. Treasury extended the program through April 30, 2009, and the fund’s trustees approved the fund’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008. In March 2009, the U.S. Treasury extended the program through September 18, 2009, and the fund’s trustees approved the fund’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008.

E. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

California Intermediate-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	657	4,418	46,048
Yield[3]		2.9%	3.6%
Investor Shares	3.3%
Admiral Shares	3.4%
Yield to Maturity	3.5%[4]	2.9%	3.6%
Average Coupon	4.5%	5.0%	5.0%
Average Effective
Maturity	6.5 years	7.0 years	13.5 years
Average Quality	A+	AA	AA
Average Duration	5.8 years	5.2 years	8.4 years
Expense Ratio[5]		—	—
Investor Shares	0.20%
Admiral Shares	0.12%
Short-Term Reserves	3.6%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.79	0.96
Beta	0.94	0.91

Distribution by Maturity (% of portfolio)
Under 1 Year	11.3%
1–5 Years	31.9
5–10 Years	41.9
10–20 Years	13.9
20–30 Years	1.0

Distribution by Credit Quality (% of portfolio)
AAA	18.5%
AA	30.9
A	44.5
BBB	4.4
BB	0.2
Other	1.5

Investment Focus

1 Barclays Capital 7 Year Municipal Bond Index.
2 Barclays Capital Municipal Bond Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratios were .20%
for Investor Shares and 0.12% for Admiral Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

California Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
California Intermediate-Term
Tax-Exempt Fund Investor Shares[1]	10.56%	3.47%	4.67%	$15,787
Barclays Capital Municipal Bond Index	14.17	4.50	5.64	17,302
Barclays Capital 7 Year Municipal Bond Index	10.43	4.92	5.60	17,251
California Intermediate Municipal
Debt Funds Average[2]	10.17	3.07	4.11	14,959

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
California Intermediate-Term Tax-Exempt Fund
Admiral Shares	10.65%	3.55%	3.72%	$134,180
Barclays Capital Municipal Bond Index	14.17	4.50	4.66	144,267
Barclays Capital 7 Year Municipal Bond Index	10.43	4.92	4.89	146,886

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
3 Performance for the Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: November 12, 2001.
See Financial Highlights for dividend and capital gains information.

California Intermediate-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009
				Barclays
			Investor Shares	Capital[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	3.0%	5.0%	8.0%	6.6%
2001	2.8	4.6	7.4	8.1
2002	1.5	4.4	5.9	7.0
2003	1.7	4.1	5.8	7.0
2004	–1.5	3.9	2.4	2.9
2005	–1.8	3.9	2.1	2.2
2006	1.3	4.1	5.4	5.1
2007	–1.5	4.0	2.5	4.2
2008	–6.5	3.8	–2.7	2.9
2009	6.4	4.2	10.6	10.4

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	3/4/1994	11.43%	3.75%	0.65%	4.22%	4.87%
Admiral Shares	11/12/2001	11.52	3.82	–0.12[3]	4.12[3]	4.00[3]

1 Barclays Capital 7 Year Municipal Bond Index.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Return since inception.

California Intermediate-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.4%)
California (97.0%)
ABAG Finance Auth. for Non-Profit Corp. California
(Acacia Creek at Union City Project) VRDO	0.220%	12/1/09	68,525	68,525
ABAG Finance Auth. for Non-Profit Corp.
California (Charleston Project) VRDO	0.220%	12/1/09 LOC	5,480	5,480
ABAG Finance Auth. for Non-Profit Corp. California
(Children’s Hosp. Medical Center) COP	6.000%	12/1/15 (2)(Prere.)	9,180	9,273
ABAG Finance Auth. for Non-Profit Corp. California
(Valley Christian Schools) VRDO	0.260%	12/7/09 LOC	10,000	10,000
Alameda CA Corridor Transp. Auth. Rev.	5.125%	10/1/14 (14)	10,150	10,272
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/20 (2)	12,250	6,462
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/29 (2)	30,000	7,781
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/30 (2)	8,000	1,904
Alameda County CA (Medical Center) COP	5.250%	6/1/12 (14)(ETM)	1,595	1,609
Alameda County CA (Medical Center) COP	5.250%	6/1/13 (14)(ETM)	1,785	1,801
Alameda County CA (Medical Center) COP	5.375%	6/1/14 (14)(ETM)	1,880	1,897
Alameda County CA (Medical Center) COP	5.375%	6/1/15 (14)(ETM)	3,960	3,995
Alameda County CA COP	5.375%	12/1/10 (14)	2,000	2,062
Alameda County CA COP	5.375%	12/1/12 (14)	11,000	11,646
Alameda County CA COP	5.375%	12/1/13 (14)	13,930	14,651
Alameda County CA COP	5.375%	12/1/14 (14)	4,790	5,019
Alameda County CA COP	5.375%	12/1/15 (14)	1,500	1,563
Alvord CA USD GO	5.900%	2/1/24 (4)	3,865	4,341
Anaheim CA Public Finance Auth.
Electric System Rev.	5.000%	10/1/20 (14)	4,210	4,532
Anaheim CA Public Finance Auth.
Electric System Rev.	5.000%	10/1/21 (14)	4,425	4,722
Anaheim CA Public Finance Auth.
Electric System Rev.	5.000%	10/1/22 (14)	4,660	4,942
Anaheim CA Public Finance Auth.
Electric System Rev.	5.000%	10/1/24 (14)	5,175	5,432
Anaheim CA Public Finance Auth.
Electric System Rev.	5.000%	10/1/25 (14)	5,450	5,691
Anaheim CA Union High School Dist. GO	5.375%	8/1/12 (4)(Prere.)	1,250	1,403
Antioch CA Public Finance Auth.
Reassessment Rev.	5.000%	9/2/13 (2)	9,360	9,374
Bakersfield CA WasteWater Rev.	5.000%	9/15/24 (4)	7,600	7,967

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bay Area CA Infrastructure Financing Auth. Rev.	5.000%	8/1/17 (2)	32,610	33,254
Bay Area CA Infrastructure Financing Auth. Rev.	5.000%	8/1/17 (14)	50,000	51,552
Bay Area CA Infrastructure Financing Auth. Rev.	5.000%	8/1/17 (10)	5,000	5,208
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/17	9,500	10,923
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/18	5,665	6,334
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/23	11,625	12,309
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/25	3,000	3,139
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/26	10,000	10,424
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/31	5,000	5,095
Burbank CA Public Finance Auth.	5.250%	12/1/12 (2)	3,540	3,785
Burbank CA Public Finance Auth.	5.250%	12/1/13 (2)	4,615	4,972
Cabrillo CA Community College Dist. Rev.	0.000%	8/1/11 (14)	2,465	2,400
Cabrillo CA Community College Dist. Rev.	0.000%	8/1/12 (14)	2,525	2,393
Cabrillo CA Community College Dist. Rev.	0.000%	8/1/13 (14)	2,590	2,364
Cabrillo CA Community College Dist. Rev.	0.000%	8/1/14 (14)	2,655	2,324
Cabrillo CA Community College Dist. Rev.	5.000%	8/1/27 (14)	8,710	8,965
California County CA Tobacco Securitization Agency	0.000%	6/1/21	15,000	12,563
California Dept. of Water Resources
Water System Rev. (Central Valley)	5.000%	12/1/12 (3)(ETM)	90	101
California Dept. of Water Resources
Water System Rev. (Central Valley)	5.000%	12/1/12 (14)	3,550	3,957
California Dept. of Water Resources
Water System Rev. (Central Valley)	5.000%	12/1/24	5,000	5,418
California Dept. of Water Resources
Water System Rev. (Central Valley)	5.000%	12/1/26	8,465	9,057
California Dept. of Water Resources
Water System Rev. (Central Valley)	5.000%	12/1/26 (14)	3,535	3,691
California Educ. Fac. Auth. Rev.
(College of Arts & Crafts)	6.875%	6/1/14	360	382
California Educ. Fac. Auth. Rev.
(College of Arts & Crafts)	6.875%	6/1/15	380	403
California Educ. Fac. Auth. Rev.
(College of Arts & Crafts)	6.875%	6/1/16	400	424
California Educ. Fac. Auth. Rev. (Stanford Univ.)	5.000%	3/15/26	10,000	11,919
California GO	5.750%	2/1/11 (14)	6,500	6,852
California GO	5.000%	2/1/12 (Prere.)	9,400	10,284
California GO	5.000%	4/1/12	2,000	2,157
California GO	5.000%	6/1/12	16,280	17,626
California GO	5.000%	3/1/13	20,640	22,540
California GO	5.000%	3/1/14	5,000	5,520
California GO	5.000%	10/1/14	2,000	2,215
California GO	5.000%	11/1/14	1,390	1,540
California GO	5.000%	3/1/15	1,000	1,104
California GO	5.375%	4/1/15	125	132
California GO	5.000%	12/1/15	1,470	1,580
California GO	5.000%	4/1/17	11,000	11,818
California GO	5.000%	4/1/17	4,520	4,856
California GO	5.250%	2/1/18 (14)	8,000	8,603
California GO	6.000%	2/1/18 (2)	6,240	6,995
California GO	5.000%	4/1/18	10,000	10,577
California GO	5.500%	4/1/18	30,000	32,713
California GO	5.000%	10/1/18	20,000	21,114
California GO	5.500%	4/1/19	10,000	10,806
California GO	5.000%	5/1/19	10,000	10,280

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	8/1/19	30,000	30,835
California GO	5.000%	10/1/19 (14)	14,800	15,270
California GO	5.000%	3/1/20	55,385	56,397
California GO	5.000%	8/1/20	10,000	10,219
California GO	5.000%	6/1/22	12,000	12,129
California GO	5.000%	9/1/23	12,120	12,209
California GO	5.000%	10/1/23	12,500	12,591
California GO	5.000%	12/1/23	2,500	2,520
California GO	5.000%	8/1/24 (4)	37,225	37,732
California GO	5.000%	8/1/24	10,000	10,046
California GO	5.000%	10/1/24	16,940	17,012
California GO	5.000%	11/1/24	10,000	10,047
California GO	5.000%	8/1/25	10,000	9,947
California GO	5.000%	12/1/25	21,015	20,864
California GO	5.000%	3/1/26	10,070	9,926
California GO	5.000%	4/1/26	37,480	36,943
California GO	5.000%	4/1/27	24,285	23,787
California GO	5.750%	4/1/27	31,455	32,766
California GO	5.000%	3/1/28	10,855	10,513
California GO	5.750%	4/1/28	30,000	31,049
California GO	5.000%	6/1/28	10,005	9,688
California GO	5.750%	4/1/31	41,000	41,707
California GO	6.500%	4/1/33	20,000	21,458
California Health Fac. Finance Auth. Rev.
(Adventist Health System)	5.000%	3/1/16	2,170	2,218
California Health Fac. Finance Auth. Rev.
(Adventist Health System)	5.000%	3/1/19	1,025	1,033
California Health Fac. Finance Auth. Rev.
(Adventist Health System)	5.000%	3/1/33	2,000	1,811
California Health Fac. Finance Auth. Rev.
(California-Nevada Methodist)	5.000%	7/1/26	1,740	1,610
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.500%	7/1/10 (14)	2,080	2,086
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.500%	7/1/11 (14)	2,675	2,681
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.500%	7/1/12 (14)	2,465	2,471
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.500%	7/1/25	5,000	5,123
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.625%	7/1/25	19,820	20,539
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	6.000%	7/1/29	3,000	3,205
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West) PUT	5.000%	7/2/12	8,000	8,434
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West) PUT	5.000%	7/1/14	9,000	9,516
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West) PUT	5.000%	7/1/14	18,000	19,685
California Health Fac. Finance Auth. Rev.
(Cedars-Sinai Medical Center)	5.000%	11/15/14	4,000	4,252
California Health Fac. Finance Auth. Rev.
(Cedars-Sinai Medical Center)	5.000%	11/15/16	2,000	2,075

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Fac. Finance Auth. Rev.
(Cedars-Sinai Medical Center)	5.000%	11/15/17	4,585	4,692
California Health Fac. Finance Auth. Rev.
(Children’s Hosp. of Orange County)	6.250%	11/1/29	5,000	5,245
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)	5.250%	6/1/10 (4)(ETM)	5,310	5,385
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)	5.250%	6/1/11 (4)(ETM)	7,250	7,351
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)	5.250%	10/1/16 (ETM)	5,000	5,090
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.)	5.000%	8/15/14 (2)	2,280	2,436
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.)	5.000%	8/15/15 (2)	2,245	2,359
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.)	5.000%	8/15/16 (2)	2,515	2,625
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.)	5.000%	8/15/17 (2)	2,630	2,718
California Health Fac. Finance Auth. Rev.
(Pomona Valley Hosp.)	5.500%	7/1/10 (14)	3,570	3,577
California Health Fac. Finance Auth. Rev.
(Providence Health & Services)	6.250%	10/1/24	3,000	3,388
California Health Fac. Finance Auth. Rev.
(Providence Health & Services)	6.250%	10/1/28	4,000	4,459
California Health Fac. Finance Auth. Rev.
(St. Joseph Health System)	5.500%	7/1/29	10,000	10,354
California Health Fac. Finance Auth. Rev.
(St. Joseph Health System) PUT	5.000%	10/16/14	15,000	16,064
California Health Fac. Finance Auth. Rev.
(Stanford Hosp.)	5.000%	11/15/14	2,715	2,894
California Health Fac. Finance Auth. Rev.
(Stanford Hosp.)	5.000%	11/15/15	3,000	3,141
California Health Fac. Finance Auth. Rev.
(Stanford Hosp.)	5.000%	11/15/16	6,275	6,529
California Health Fac. Finance Auth. Rev.
(Stanford Hospital) PUT	3.450%	6/15/11	10,000	10,297
California Health Fac. Finance Auth. Rev.
(Sutter Health)	5.500%	8/15/12 (4)	5,410	5,426
California Health Fac. Finance Auth. Rev.
(Sutter Health)	5.500%	8/15/12 (4)	1,030	1,034
California Housing Finance Agency Home Mortgage	5.200%	8/1/28	4,500	4,585
California Infrastructure & Econ. Dev. Bank Rev.	5.000%	2/1/12	6,000	6,391
California Infrastructure & Econ. Dev. Bank Rev.	5.000%	2/1/13	8,325	8,992
California Infrastructure & Econ. Dev. Bank Rev.
(Asian Art Museum)	5.500%	6/1/10 (14)(Prere.)	2,435	2,523
California Infrastructure & Econ. Dev. Bank Rev.
(Asian Art Museum)	5.500%	6/1/10 (14)(Prere.)	2,245	2,326
California Infrastructure & Econ. Dev. Bank Rev.
(California Academy of Sciences) VRDO	0.200%	12/1/09 LOC	3,700	3,700
California Infrastructure & Econ. Dev. Bank Rev.
(California Science Center)	5.000%	5/1/18 (14)	1,785	1,877
California Infrastructure & Econ. Dev. Bank Rev.
(California Science Center)	5.000%	5/1/19 (14)	1,040	1,083

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Infrastructure & Econ. Dev. Bank Rev.
(California Science Center)	5.000%	5/1/21 (14)	1,145	1,172
California Infrastructure & Econ. Dev. Bank Rev.
(Clean Water State Revolving Fund)	5.000%	10/1/14	2,500	2,740
California Infrastructure & Econ. Dev. Bank Rev.
(Independent System Operator)	5.000%	2/1/11	10,000	10,393
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.000%	10/1/10	1,325	1,354
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.000%	10/1/11	1,275	1,329
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.000%	10/1/12	2,950	3,097
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.000%	10/1/13	2,350	2,451
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.500%	10/1/14	2,250	2,342
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.500%	10/1/15	2,430	2,513
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.500%	10/1/16	3,620	3,728
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.500%	10/1/17	3,820	3,912
1 California Infrastructure & Econ. Dev. Bank Rev.
(J. Paul Getty Trust) PUT	3.900%	12/1/11	9,000	9,535
California Infrastructure & Econ. Dev. Bank Rev.
(J. Paul Getty Trust) PUT	4.000%	12/1/11	16,665	17,688
California Infrastructure & Econ. Dev. Bank Rev.
(Orange County Performing Arts Center) VRDO	0.230%	12/1/09 LOC	7,615	7,615
California Infrastructure & Econ. Dev. Bank Rev.
(Santa Barbara Performing Arts) VRDO	0.230%	12/7/09 LOC	16,330	16,330
California Infrastructure & Econ. Dev. Bank Rev.
(Workers’ Compensation)	5.250%	10/1/13 (2)	18,000	20,217
California Infrastructure & Econ. Dev. Bank Rev.
(Workers’ Compensation)	5.250%	10/1/14 (2)	25,815	28,602
California PCR Financing Auth. COP	5.375%	2/1/29	16,600	15,444
California PCR Financing Auth. Rev.
(San Diego Gas & Electric)	5.900%	6/1/14 (14)	17,135	19,382
California PCR Financing Auth. Solid Waste
Disposal Rev. (USA Waste Services) PUT	4.000%	6/1/10	1,000	1,004
California Pollution Control Finance Auth.
Environmental Improvement Rev.
(BP West Coast Products) PUT	2.600%	9/2/14	14,550	14,730
2 California Public Works Board Lease Rev.	5.000%	11/1/13	2,000	2,124
2 California Public Works Board Lease Rev.	5.000%	11/1/14	4,745	5,021
2 California Public Works Board Lease Rev.	5.000%	11/1/16	6,395	6,607
2 California Public Works Board Lease Rev.	5.000%	11/1/18	4,000	4,024
2 California Public Works Board Lease Rev.	5.250%	11/1/20	5,000	5,009
California Public Works Board Lease Rev.
(Butterfield)	5.000%	6/1/20	3,895	3,888
California Public Works Board Lease Rev.
(California State Univ.)	5.300%	10/1/15 (2)	6,655	6,663
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	6/1/11	3,500	3,665

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	6/1/12	5,000	5,300
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	12/1/12 (14)	10,625	11,344
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	1/1/18 (2)	27,790	28,226
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	1/1/21	3,975	3,925
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.500%	6/1/21	10,000	10,109
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.500%	6/1/22	10,000	10,055
California Public Works Board Lease Rev.
(Dept. of General Services)	6.000%	4/1/27	5,000	5,122
California Public Works Board Lease Rev.
(Dept. of Mental Health)	5.500%	6/1/15	1,500	1,603
California Public Works Board Lease Rev.
(Dept. of Mental Health)	5.500%	6/1/17	8,000	8,329
California Public Works Board Lease Rev.
(Dept. of Mental Health)	5.500%	6/1/18	5,000	5,151
California Public Works Board Lease Rev.
(Regents of the Univ. of California)	5.000%	6/1/18 (14)	10,310	11,450
California Public Works Board Lease Rev.
(Regents of the Univ. of California)	5.000%	6/1/20 (14)	7,670	8,390
California Public Works Board Lease Rev.
(Univ. of California)	5.500%	6/1/14	9,750	10,592
California Public Works Board Lease Rev.
(Univ. of California)	5.375%	10/1/16 (14)	4,750	4,757
California Public Works Board Lease Rev.
(Univ. of California)	5.000%	4/1/25	5,765	5,870
California Public Works Board Lease Rev.
(Univ. of California)	5.250%	11/1/26 (14)	9,010	9,386
California RAN	3.000%	5/25/10	25,000	25,205
California State Dept. of Water Resources
Power Supply Rev.	5.500%	5/1/10	3,500	3,571
California State Dept. of Water Resources
Power Supply Rev.	5.500%	5/1/11	7,000	7,439
California State Dept. of Water Resources
Power Supply Rev.	5.250%	5/1/12 (14)	10,000	10,939
California State Dept. of Water Resources
Power Supply Rev.	5.500%	5/1/13 (2)	18,335	20,131
California State Dept. of Water Resources
Power Supply Rev.	6.000%	5/1/13	13,970	15,535
California State Dept. of Water Resources
Power Supply Rev.	6.000%	5/1/14	12,500	13,799
California State Dept. of Water Resources
Power Supply Rev.	5.000%	5/1/16	5,000	5,670
California State Dept. of Water Resources
Power Supply Rev.	5.000%	5/1/17	25,000	28,234
California State Dept. of Water Resources
Power Supply Rev.	5.000%	5/1/21	50,000	53,780
California State Dept. of Water Resources
Power Supply Rev.	5.000%	5/1/21	20,000	21,512

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California State Dept. of Water Resources
Power Supply Rev.	5.000%	5/1/22	14,675	15,682
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.190%	12/1/09 LOC	12,105	12,105
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.220%	12/1/09 LOC	6,500	6,500
California State Econ. Recovery Bonds	5.250%	7/1/12	33,940	37,156
California State Econ. Recovery Bonds	5.250%	7/1/13	74,420	82,639
California State Econ. Recovery Bonds	5.250%	7/1/14 (14)	5,155	5,792
California State Econ. Recovery Bonds	5.250%	7/1/14 (ETM)	3,385	3,985
California State Econ. Recovery Bonds	5.250%	7/1/14	11,615	13,050
California State Econ. Recovery Bonds	5.000%	7/1/17 (14)	28,000	29,015
California State Econ. Recovery Bonds	5.000%	7/1/20	15,000	15,679
California State Econ. Recovery Bonds	5.250%	7/1/21	45,000	47,477
California State Econ. Recovery Bonds PUT	4.000%	3/1/10 (Prere.)	22,180	22,389
California State Econ. Recovery Bonds PUT	5.000%	3/1/10 (Prere.)	42,500	43,008
California State Econ. Recovery Bonds PUT	5.000%	7/1/10 (Prere.)	55,000	56,522
California State Univ. Rev. Systemwide	5.375%	11/1/14 (14)	5,390	5,857
California State Univ. Rev. Systemwide	5.000%	11/1/22 (2)	18,440	18,921
California State Univ. Rev. Systemwide	5.000%	11/1/24	8,690	8,942
California State Univ. Rev. Systemwide	5.000%	11/1/25	11,820	12,105
California State Univ. Rev. Systemwide	5.000%	11/1/26	12,530	12,762
California State Univ. Rev. Systemwide	5.000%	11/1/27	5,000	5,058
California Statewide Communities Dev. Auth. PCR
(Southern California Edison) PUT	4.250%	11/1/16 (3)	15,000	14,837
California Statewide Communities Dev. Auth. PCR
(Southern California Edison) PUT	4.250%	11/1/16 (3)	25,000	24,728
California Statewide Community Dev. Auth. Rev.	5.000%	6/15/13	28,000	29,515
California Statewide Community Dev. Auth. Rev.	4.500%	7/1/18 (4)	14,670	15,229
California Statewide Community Dev. Auth. Rev.
(Adventist Health)	5.000%	3/1/25	14,975	14,661
California Statewide Community Dev. Auth. Rev.
(Children’s Hosp. of Los Angeles) COP	6.000%	6/1/11 (14)	2,365	2,474
California Statewide Community Dev. Auth. Rev.
(Daughters of Charity Health)	5.250%	7/1/11	1,885	1,926
California Statewide Community Dev. Auth. Rev.
(Daughters of Charity Health)	5.250%	7/1/12	1,500	1,547
California Statewide Community Dev. Auth. Rev.
(Daughters of Charity Health)	5.250%	7/1/13	1,250	1,291
California Statewide Community Dev. Auth. Rev.
(Daughters of Charity Health)	5.000%	7/1/22	5,155	4,825
California Statewide Community Dev. Auth. Rev.
(Daughters of Charity Health)	5.250%	7/1/24	5,000	4,648
California Statewide Community Dev. Auth. Rev.
(Daughters of Charity Health)	5.250%	7/1/25	2,200	2,041
California Statewide Community Dev. Auth. Rev.
(Irvine Univ. of California East LLC)	5.500%	5/15/26	5,000	4,925
California Statewide Community Dev. Auth. Rev.
(Kaiser Permanente) PUT	3.450%	5/1/11	8,750	8,958
California Statewide Community Dev. Auth. Rev.
(Lodi Memorial Hospital)	5.000%	12/1/22	8,000	8,148
California Statewide Community Dev. Auth. Rev.
(Los Angeles Orthopedic Hosp. Foundation)	5.125%	6/1/13 (2)	1,530	1,531

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Community Dev. Auth. Rev.
(Los Angeles Orthopedic Hosp. Foundation)	5.250%	6/1/14 (2)	1,610	1,611
California Statewide Community Dev. Auth. Rev.
(Memorial Health Services)	6.000%	10/1/13	6,920	7,569
California Statewide Community Dev. Auth. Rev.
(Memorial Health Services)	6.000%	10/1/14	5,335	5,794
California Statewide Community Dev. Auth. Rev.
(Memorial Health Services)	6.000%	10/1/15	7,780	8,324
California Statewide Community Dev. Auth. Rev.
(Memorial Health Services)	6.000%	10/1/23	10,000	10,375
California Statewide Community Dev. Auth. Rev.
(Presbyterian Homes)	7.000%	11/15/29	2,000	2,116
California Statewide Community Dev. Auth. Rev.
(Redlands Community Hosp.) VRDO	0.240%	12/7/09 LOC	5,500	5,500
California Statewide Community Dev. Auth. Rev.
(Sherman Oaks Foundation)	5.500%	8/1/15 (2)	4,685	5,040
3 California Statewide Community Dev. Auth. Rev.
(Sutter Health) TOB VRDO	0.240%	12/7/09	10,000	10,000
Central CA USD GO	5.500%	8/1/29 (12)	3,000	3,240
Central Valley CA Financing Auth.
Cogeneration Project Rev. (Carson Ice)	5.000%	7/1/17	1,000	1,099
Central Valley CA Financing Auth.
Cogeneration Project Rev. (Carson Ice)	5.000%	7/1/19	765	831
Central Valley CA Financing Auth.
Cogeneration Project Rev. (Carson Ice)	5.250%	7/1/20	1,025	1,124
Chabot-Las Positas CA Community College Dist.	5.000%	8/1/29 (2)	5,335	5,453
Chino Basin CA Regional Financing Auth. Rev.
(Muni. Water Dist. Sewer System)	6.500%	8/1/10 (2)	3,095	3,216
Clovis CA USD GO	0.000%	8/1/12 (14)	4,715	4,477
Clovis CA USD GO	0.000%	8/1/18 (14)	3,645	2,490
Compton CA USD GO	5.250%	9/1/13 (14)(Prere.)	1,295	1,495
Compton CA USD GO	5.250%	9/1/13 (14)(Prere.)	1,460	1,685
Compton CA USD GO	5.250%	9/1/13 (14)(Prere.)	1,645	1,899
Contra Costa County CA
Public Financing Lease Rev.	5.000%	6/1/22 (14)	15,300	15,831
Corona-Norco CA USD	0.000%	8/1/20 (12)	1,825	1,036
Corona-Norco CA USD	0.000%	8/1/21 (12)	2,010	1,063
Corona-Norco CA USD	0.000%	8/1/22 (12)	1,700	842
Corona-Norco CA USD	0.000%	8/1/23 (12)	1,000	459
Corona-Norco CA USD	0.000%	8/1/25 (12)	1,325	529
Corona-Norco CA USD	0.000%	8/1/26 (12)	1,530	566
Corona-Norco CA USD	0.000%	8/1/27 (12)	1,500	517
Corona-Norco CA USD	0.000%	8/1/28 (12)	1,290	414
Culver City CA Redev. Financing Auth.	5.375%	11/1/16 (4)	3,260	3,336
East Bay CA Regional Park Dist. Rev.	5.000%	9/1/28	4,415	4,832
Eastern California Muni. Water Dist.
Water & Sewer COP	5.000%	7/1/26	5,245	5,502
Eastern California Muni. Water Dist.
Water & Sewer COP	5.000%	7/1/27	6,220	6,484
Eastern California Muni. Water Dist.
Water & Sewer COP	5.000%	7/1/28	1,000	1,036
Eastern California Muni. Water Dist.
Water & Sewer Rev. VRDO	0.200%	12/7/09	10,600	10,600

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fontana CA Public Finance Auth.
Subordinate Lien Tax Allocation Rev. Bonds	5.000%	10/1/21 (2)	2,145	2,169
Fontana CA Public Finance Auth.
Subordinate Lien Tax Allocation Rev. Bonds	5.000%	10/1/23 (2)	2,875	2,875
Fontana CA Public Finance Auth.
Subordinate Lien Tax Allocation Rev. Bonds	5.000%	10/1/24 (2)	3,475	3,442
Fontana CA Public Finance Auth.
Subordinate Lien Tax Allocation Rev. Bonds	5.000%	10/1/26 (2)	4,480	4,341
Foothill-De Anza CA Community College Dist. GO	6.000%	8/1/11	1,330	1,388
Foothill/Eastern Corridor Agency
California Toll Road Rev.	5.250%	1/15/13 (14)	5,000	5,013
Foothill/Eastern Corridor Agency
California Toll Road Rev.	5.375%	1/15/15 (14)	5,000	5,004
Foothill/Eastern Corridor Agency
California Toll Road Rev.	0.000%	1/1/27 (ETM)	10,000	4,786
Foothill/Eastern Corridor Agency
California Toll Road Rev.	0.000%	1/1/28 (ETM)	7,655	3,484
Fresno CA Sewer Rev.	5.000%	9/1/24 (12)	830	896
Glendale CA School Dist. GO	5.750%	9/1/17 (14)	3,790	3,837
Golden State Tobacco Securitization Corp.
California	5.000%	6/1/13 (2)(Prere.)	1,930	2,161
Golden State Tobacco Securitization Corp.
California	5.500%	6/1/13 (Prere.)	3,550	4,035
Golden State Tobacco Securitization Corp.
California	5.500%	6/1/13 (3)(Prere.)	5,000	5,683
Golden State Tobacco Securitization Corp.
California	6.250%	6/1/13 (Prere.)	89,250	99,535
Golden State Tobacco Securitization Corp.
California	7.800%	6/1/13 (Prere.)	25,170	30,547
Golden State Tobacco Securitization Corp.
California	4.500%	6/1/27	34,655	29,777
Golden State Tobacco Securitization Corp.
California	5.000%	6/1/33	17,500	13,009
Golden State Tobacco Securitization Corp.
California	0.000%	6/1/37	30,000	18,157
Grossmont CA Union High School Dist. GO	0.000%	8/1/28	3,210	1,010
Grossmont CA Union High School Dist. GO	0.000%	8/1/29	6,965	2,021
Grossmont-Cuyamaca CA Community College Dist.
Capital Appreciation	0.000%	8/1/25 (12)	14,010	6,281
Grossmont-Cuyamaca CA Community College Dist.
Capital Appreciation	0.000%	8/1/28 (12)	21,875	7,640
Huntington Beach CA Union High School Dist. GO	5.000%	8/1/27 (4)	3,530	3,626
Inland Empire Tobacco Securitization Auth. Rev.	4.625%	6/1/21	9,675	8,231
Intermodal Container Transfer Fac.
Joint Power Auth. California Rev.	5.000%	11/1/10 (2)	1,470	1,522
Intermodal Container Transfer Fac.
Joint Power Auth. California Rev.	5.000%	11/1/11 (2)	1,665	1,778
Intermodal Container Transfer Fac.
Joint Power Auth. California Rev.	5.125%	11/1/12 (2)	2,540	2,796
Intermodal Container Transfer Fac.
Joint Power Auth. California Rev.	5.125%	11/1/13 (2)	1,870	2,095
Irvine CA Assessment Dist. Improvement Bonds
VRDO	0.210%	12/1/09 LOC	2,000	2,000

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Irvine CA Public Fac. & Infrastructure Auth.
Assessment Rev.	4.600%	9/2/15 (2)	2,925	2,957
Irvine CA Public Fac. & Infrastructure Auth.
Assessment Rev.	4.700%	9/2/16 (2)	3,045	3,064
Irvine CA USD Financing Auth. Special Tax	5.000%	9/1/25 (2)	8,645	8,219
Kings River Conservation Dist. California COP	5.000%	5/1/12	2,715	2,827
Kings River Conservation Dist. California COP	5.000%	5/1/13	2,315	2,422
Kings River Conservation Dist. California COP	5.000%	5/1/14	3,500	3,635
Kings River Conservation Dist. California COP	5.000%	5/1/15 (ETM)	2,590	3,024
Kings River Conservation Dist. California COP	5.000%	5/1/15	1,755	1,804
Livermore CA COP VRDO	0.380%	12/7/09 LOC	7,095	7,095
Loma Linda CA Hosp. Rev. (Loma Linda Univ.)	5.000%	12/1/18	8,665	8,266
Long Beach CA Community College Dist. GO	0.000%	6/1/29 (4)	6,380	1,976
Long Beach CA Finance Auth. Lease Rev.	6.000%	11/1/10 (2)	3,860	4,019
Long Beach CA Finance Auth. Lease Rev.	6.000%	11/1/17 (2)	3,670	3,995
Long Beach CA Finance Auth. Lease Rev.
(Aquarium of the South Pacific)	5.500%	11/1/14 (2)	3,435	3,552
Long Beach CA Finance Auth. Rev.	1.593%	11/15/25	16,845	12,625
Long Beach CA Finance Auth. Rev.	1.613%	11/15/26	22,025	16,370
Los Angeles CA Community College Dist. GO	5.000%	8/1/21 (4)	10,000	10,581
Los Angeles CA Community College Dist. GO	5.000%	8/1/24	6,500	6,912
Los Angeles CA Community College Dist. GO	5.000%	8/1/25	5,000	5,284
Los Angeles CA Community College Dist. GO	5.500%	8/1/25	5,000	5,516
Los Angeles CA Community College Dist. GO	5.000%	8/1/26	6,630	6,958
Los Angeles CA Community College Dist. GO	5.000%	8/1/27	4,250	4,432
Los Angeles CA Community College Dist. GO	5.000%	8/1/27	6,960	7,286
Los Angeles CA Convention &
Exhibit Center Auth. Lease Rev.	6.000%	8/15/10 (14)	10,975	11,404
Los Angeles CA Convention &
Exhibit Center Auth. Lease Rev.	6.125%	8/15/11 (14)	1,300	1,410
Los Angeles CA COP	5.000%	4/1/14 (2)	1,435	1,516
Los Angeles CA COP	5.000%	4/1/15 (2)	1,560	1,633
Los Angeles CA COP	5.000%	4/1/16 (2)	1,725	1,792
Los Angeles CA COP	5.000%	4/1/18 (2)	1,950	2,004
Los Angeles CA Dept. of Airports
International Airport Rev.	5.000%	5/15/13 (14)	10,500	11,642
Los Angeles CA Dept. of Airports
International Airport Rev.	5.000%	5/15/24	4,000	4,128
Los Angeles CA Dept. of Airports
International Airport Rev.	5.250%	5/15/25	3,000	3,133
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/23 (4)	20,605	21,790
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/23	1,335	1,477
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/24	2,770	3,023
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/26	2,350	2,544
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/26	2,000	2,140
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/27	1,655	1,796
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/27	5,000	5,334
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/28	2,000	2,154
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/29	1,670	1,783
Los Angeles CA GO	5.250%	9/1/12 (3)	2,000	2,231
Los Angeles CA Muni. Improvement Corp.
Lease Rev.	5.000%	9/1/12 (14)	7,480	8,127
Los Angeles CA Muni. Improvement Corp.
Lease Rev.	5.000%	8/1/25 (14)	7,725	7,886

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Muni. Improvement Corp.
Lease Rev.	5.000%	8/1/28 (14)	8,980	9,076
Los Angeles CA Muni. Improvement Corp.
Lease Rev. (Police Headquarters Fac.)	5.000%	1/1/21 (14)	10,830	11,363
Los Angeles CA Muni. Improvement Corp.
Lease Rev. (Police Headquarters Fac.)	5.000%	1/1/22 (14)	6,500	6,771
Los Angeles CA Muni. Improvement Corp.
Lease Rev. (Police Headquarters Fac.)	5.000%	1/1/23 (14)	14,700	15,213
Los Angeles CA USD GO	4.500%	7/1/12 (4)	5,515	5,965
Los Angeles CA USD GO	4.500%	7/1/12 (4)	11,990	12,969
Los Angeles CA USD GO	5.500%	7/1/12 (14)	5,240	5,794
Los Angeles CA USD GO	6.000%	7/1/12 (3)	1,470	1,642
Los Angeles CA USD GO	5.000%	7/1/13 (4)	4,650	5,187
Los Angeles CA USD GO	5.000%	7/1/13	5,000	5,577
Los Angeles CA USD GO	5.000%	7/1/13 (4)(Prere.)	3,900	4,453
Los Angeles CA USD GO	6.000%	7/1/13 (3)	3,745	4,289
Los Angeles CA USD GO	5.000%	7/1/14 (4)(ETM)	5,000	5,656
Los Angeles CA USD GO	5.000%	7/1/14	5,000	5,656
Los Angeles CA USD GO	6.000%	7/1/14 (3)	1,440	1,683
Los Angeles CA USD GO	5.000%	7/1/16 (3)	2,000	2,269
Los Angeles CA USD GO	5.000%	7/1/16 (4)	3,000	3,299
Los Angeles CA USD GO	5.000%	7/1/17 (4)	5,000	5,488
Los Angeles CA USD GO	5.000%	7/1/17 (4)	3,765	4,263
Los Angeles CA USD GO	5.000%	7/1/17	19,090	21,614
Los Angeles CA USD GO	5.000%	7/1/18 (2)	4,000	4,391
Los Angeles CA USD GO	5.000%	7/1/18 (2)	5,000	5,554
Los Angeles CA USD GO	5.000%	7/1/19 (3)	5,000	5,389
Los Angeles CA USD GO	5.000%	7/1/19 (3)	5,000	5,427
Los Angeles CA USD GO	5.000%	7/1/20 (2)	14,135	15,200
Los Angeles CA USD GO	5.000%	7/1/20 (3)	10,000	10,741
Los Angeles CA USD GO	5.000%	7/1/21 (2)	15,940	17,002
Los Angeles CA USD GO	5.000%	7/1/22 (2)	16,760	17,776
Los Angeles CA USD GO	4.500%	7/1/23 (4)	30,825	31,399
Los Angeles CA USD GO	5.000%	7/1/23 (2)	6,000	6,377
Los Angeles CA USD GO	5.000%	7/1/23 (4)	12,975	13,790
Los Angeles CA USD GO	5.000%	7/1/24 (4)	17,210	18,188
Los Angeles CA USD GO	5.000%	7/1/25 (2)	10,235	10,695
Los Angeles CA USD GO	5.250%	7/1/25	1,600	1,730
Los Angeles CA USD GO	4.500%	7/1/26 (2)	10,000	9,648
Los Angeles CA USD GO	5.000%	7/1/26	5,710	6,017
Los Angeles CA USD GO	4.500%	1/1/28 (14)	7,725	7,286
Los Angeles CA USD GO	5.000%	7/1/28 (2)	7,845	8,071
Los Angeles CA Wastewater System Rev.	5.000%	6/1/26 (14)	26,785	27,310
Los Angeles County CA Capital Asset
Leasing Corp. Rev.	6.000%	12/1/11 (2)	2,360	2,549
Los Angeles County CA Capital Asset
Leasing Corp. Rev.	6.000%	12/1/13 (2)	2,760	3,109
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.	6.000%	7/1/11 (2)	2,745	2,972
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.	5.000%	7/1/13 (12)	1,450	1,631
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.	5.000%	7/1/17 (4)	10,000	10,995

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/14 (14)	24,180	26,185
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/15 (14)	8,540	9,193
Los Angeles County CA Public Works
Financing Auth. Rev.	5.250%	10/1/17 (4)	1,000	1,143
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/19 (14)	4,860	5,058
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/20 (14)	6,155	6,338
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/21 (14)	6,460	6,603
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/22 (14)	6,790	6,886
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/23 (14)	2,175	2,200
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/24 (14)	3,095	3,116
Los Angeles County CA Schools COP	0.000%	8/1/11 (2)(ETM)	1,945	1,860
Los Angeles County CA Schools COP	0.000%	8/1/13 (2)(ETM)	2,010	1,757
M-S-R California Energy Auth. Rev.	7.000%	11/1/34	7,000	7,687
Metro. Water Dist. of Southern California
Waterworks Rev.	5.000%	1/1/31	1,250	1,310
Modesto CA Irrigation Dist. COP	5.000%	7/1/17 (14)	3,165	3,324
Modesto CA Irrigation Dist. COP	5.000%	10/1/21 (2)	2,030	2,113
Modesto CA Irrigation Dist. COP	5.000%	10/1/22 (2)	2,515	2,605
Modesto CA Irrigation Dist. COP	5.000%	10/1/23 (2)	2,645	2,728
Modesto CA Irrigation Dist. COP	5.000%	7/1/27	3,855	3,917
Modesto CA Irrigation Dist. Finance Auth. Rev.	5.125%	9/1/15 (2)	4,365	4,392
MSR California Public Power Agency Rev.
(San Juan Project)	5.000%	7/1/13 (14)	1,500	1,572
MSR California Public Power Agency Rev.
(San Juan Project)	6.750%	7/1/20 (14)(ETM)	2,075	2,556
Natomas CA USD COP PUT	5.000%	2/1/10 (2)	6,895	6,902
New Haven CA USD GO	12.000%	8/1/12 (4)(ETM)	600	772
New Haven CA USD GO	12.000%	8/1/12 (4)	2,840	3,616
New Haven CA USD GO	12.000%	8/1/15 (4)	2,905	4,337
Newark CA USD GO	0.000%	8/1/10 (4)	1,000	993
Newport Beach CA Rev.
(Hoag Memorial Hosp.) PUT	5.000%	2/7/13	5,000	5,425
Northern California Gas Auth. No. 1 Rev.	0.644%	7/1/13	19,770	18,253
Northern California Gas Auth. No. 1 Rev.	0.794%	7/1/17	23,385	20,158
Northern California Power Agency Rev.	5.250%	8/1/15 (2)	2,000	2,023
Oakland CA COP	5.000%	4/1/11 (2)	1,855	1,907
Oakland CA Joint Powers Financing Auth.
Lease Rev. (Oakland Admin. Bldgs.)	5.000%	8/1/23 (12)	5,000	5,192
Oakland CA Joint Powers Financing Auth.
Lease Rev. (Oakland Admin. Bldgs.)	5.000%	8/1/24 (12)	3,695	3,815
Oakland CA Joint Powers Financing Auth.
Lease Rev. (Oakland Admin. Bldgs.)	5.000%	8/1/25 (12)	5,405	5,554
Oakland CA Joint Powers Financing Auth.
Lease Rev. (Oakland Admin. Bldgs.)	5.000%	8/1/26 (12)	4,190	4,281
Oakland CA Joint Powers Financing Auth.
Lease Rev. (Oakland Convention Center)	5.500%	10/1/12 (2)	3,000	3,194

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oakland CA Joint Powers Financing Auth.
Lease Rev. (Oakland Convention Center)	5.500%	10/1/13 (2)	1,500	1,610
Oakland CA Redev. Agency (Central Dist.)	5.500%	9/1/13 (14)	3,990	4,218
Oakland CA Redev. Agency (Central Dist.)	5.500%	9/1/15 (14)	3,790	4,008
Oakland CA Redev. Agency (Central Dist.)	5.500%	9/1/16 (14)	6,210	6,502
Oakland CA Redev. Agency (Central Dist.)	5.000%	9/1/20 (2)	12,870	12,268
Oakland CA USD GO	5.000%	8/1/19 (4)	13,425	14,394
Orange County CA Airport Rev.	5.000%	7/1/11 (4)	3,165	3,360
Orange County CA Airport Rev.	5.000%	7/1/17 (4)	1,725	1,906
Orange County CA Dev. Agency Tax Allocation	5.250%	9/1/14 (14)	1,415	1,479
Orange County CA Dev. Agency Tax Allocation	5.250%	9/1/15 (14)	1,485	1,542
Orange County CA Dev. Agency Tax Allocation	5.375%	9/1/16 (14)	1,570	1,625
Orange County CA Local Transp. Auth.
Sales Tax Rev.	5.700%	2/15/11 (2)	15,445	16,372
Orange County CA Recovery COP	6.000%	6/1/10 (14)(ETM)	3,800	3,909
Palo Alto CA USD GO	0.000%	8/1/24	15,890	7,951
Palomar Pomerado Health System California COP	6.625%	11/1/29	5,000	4,921
Palomar Pomerado Health System California Rev.	5.375%	11/1/10 (14)	2,670	2,692
Palomar Pomerado Health System California Rev.	5.375%	11/1/12 (14)	7,080	7,120
Pasadena CA Electric Rev.	5.000%	6/1/17 (14)	2,320	2,406
Pasadena CA Electric Rev.	5.000%	6/1/18 (14)	2,535	2,616
Pomona CA Single Family Mortgage Rev.	7.600%	5/1/23 (ETM)	11,310	15,017
Port of Oakland CA Rev.	5.000%	11/1/11 (14)	5,160	5,519
Port of Oakland CA Rev.	5.000%	11/1/12 (14)	2,650	2,909
Port of Oakland CA Rev.	5.000%	11/1/19 (14)	7,750	8,398
Port of Oakland CA Rev.	5.000%	11/1/19 (14)	8,000	8,669
Port of Oakland CA Rev.	5.000%	11/1/20 (14)	6,400	6,842
Port of Oakland CA Rev.	5.000%	11/1/26 (14)	9,700	9,948
Poway CA USD GO	0.000%	8/1/17	2,000	1,482
Poway CA USD GO	0.000%	8/1/18	4,565	3,180
Poway CA USD GO	0.000%	8/1/19	5,425	3,548
Poway CA USD GO	0.000%	8/1/20	3,280	1,841
Poway CA USD GO	0.000%	8/1/28	9,070	2,854
Rancho CA Water Dist. Finance Auth. Rev.	5.500%	11/1/16 (10)	5,480	6,349
Rancho CA Water Dist. Finance Auth. Rev.	5.500%	11/1/17 (10)	5,855	6,767
Rancho Cucamonga CA Redev. Agency
Tax Allocation (Rancho Redev.)	5.000%	9/1/10 (2)	3,820	3,908
Rancho Cucamonga CA Redev. Agency
Tax Allocation (Rancho Redev.)	5.000%	9/1/15 (2)	2,835	3,018
Rancho Cucamonga CA Redev. Agency
Tax Allocation (Rancho Redev.)	5.000%	9/1/16 (2)	5,100	5,353
Rancho Mirage CA Joint Powers
Financing Auth. Rev. (Eisenhower Medical Center)	5.000%	7/1/27	12,000	11,631
Riverside CA Electric Rev.	5.375%	10/1/13 (2)	3,595	3,626
Riverside CA Electric Rev.	5.000%	10/1/24 (4)	1,000	1,058
Riverside CA Electric Rev.	5.000%	10/1/25 (4)	2,000	2,103
Riverside CA Electric Rev.	5.000%	10/1/26 (4)	2,500	2,611
Riverside CA Electric Rev.	5.000%	10/1/27 (4)	3,570	3,704
Rocklin CA USD	0.000%	8/1/23 (14)	7,030	3,227
Rocklin CA USD	0.000%	8/1/24 (14)	2,965	1,268
Roseville CA Natural Gas Financing Auth.	5.000%	2/15/18	2,280	2,300
Roseville CA Natural Gas Financing Auth.	5.000%	2/15/19	10,000	9,864
Sacramento CA Cogeneration Auth. Rev.	5.000%	7/1/17	1,250	1,374
Sacramento CA Cogeneration Auth. Rev.	5.000%	7/1/18	725	793

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento CA Cogeneration Auth. Rev.	5.000%	7/1/19	900	978
Sacramento CA Cogeneration Auth. Rev.	5.250%	7/1/20	1,250	1,371
Sacramento CA Cogeneration Auth. Rev.	5.250%	7/1/21	1,000	1,088
Sacramento CA Financing Auth. Lease Rev.	5.375%	12/1/12 (4)(Prere.)	4,395	4,988
Sacramento CA Financing Auth. Lease Rev.	5.000%	11/1/14 (14)	3,555	3,736
Sacramento CA Financing Auth. Lease Rev.	5.375%	12/1/14 (4)	1,630	1,804
Sacramento CA Financing Auth. Lease Rev.	5.000%	12/1/19 (14)	12,860	13,533
Sacramento CA Financing Auth. Lease Rev.	5.000%	12/1/20 (14)	13,670	14,236
Sacramento CA Muni. Util. Dist.
Financing Auth. Rev.	5.000%	7/1/21 (14)	7,710	7,753
Sacramento CA Muni. Util. Dist. Rev.	6.250%	8/15/10 (14)(ETM)	10,030	10,445
Sacramento CA Muni. Util. Dist. Rev.	5.000%	11/15/12 (14)	2,185	2,377
Sacramento CA Muni. Util. Dist. Rev.	5.250%	8/15/13 (4)	1,000	1,063
Sacramento CA Muni. Util. Dist. Rev.	5.250%	8/15/14 (4)	2,500	2,644
Sacramento CA Muni. Util. Dist. Rev.	5.000%	8/15/16 (4)	7,800	9,027
Sacramento CA Muni. Util. Dist. Rev.	5.000%	7/1/17 (14)	4,000	4,190
Sacramento CA Muni. Util. Dist. Rev.	5.250%	7/1/24 (2)	10,000	11,039
Sacramento County CA Airport Rev.	5.000%	7/1/23 (4)	2,000	2,128
Sacramento County CA Airport Rev.	5.000%	7/1/24 (4)	2,500	2,643
Sacramento County CA Airport Rev.	5.000%	7/1/24 (4)	1,785	1,887
Sacramento County CA Public Fac. Finance Corp.
COP (Main Detention Fac.)	5.500%	6/1/10 (14)(ETM)	1,255	1,287
Sacramento County CA Sanitation Dist.
Financing Auth.	6.000%	12/1/13	2,500	2,660
Sacramento County CA Sanitation Dist.
Financing Auth.	6.000%	12/1/15	2,500	2,652
Sacramento County CA Sanitation Dist.
Financing Auth.	5.000%	12/1/21 (14)	1,850	1,986
Sacramento County CA Sanitation Dist.
Financing Auth.	5.000%	12/1/22 (14)	5,495	5,867
Sacramento County CA Sanitation Dist.
Financing Auth.	5.000%	12/1/23 (14)	7,030	7,472
Sacramento County CA Sanitation Dist.
Financing Auth.	5.000%	12/1/36 (14)	2,000	2,010
Sacramento County CA Water
Financing Auth. Rev. Agency Zones	5.000%	6/1/13 (2)(Prere.)	1,235	1,401
San Bernardino CA Community College Dist.	5.000%	8/1/27 (4)	11,580	11,977
San Bernardino County CA Justice Center and
Airport COP	5.000%	7/1/14 (14)	5,585	5,997
San Bernardino County CA Medical Center COP	5.500%	8/1/17 (14)	5,250	5,319
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	5,000	5,229
San Bernardino County CA Medical Center COP	5.500%	8/1/22 (14)	8,940	9,186
San Bernardino County CA Trans. Auth.
Sales Tax Rev.	5.000%	5/1/12	5,000	5,389
San Diego CA Financing Auth. Lease Rev.	5.250%	4/1/12 (2)	3,000	3,023
San Diego CA Financing Auth. Lease Rev.	5.250%	4/1/14 (2)	5,680	5,721
San Diego CA Public Fac. Financing Auth.
Sewer Rev.	5.000%	5/15/24	3,000	3,176
San Diego CA Public Fac. Financing Auth.
Sewer Rev.	5.250%	5/15/25	2,000	2,151
San Diego CA Public Fac. Financing Auth.
Sewer Rev.	5.000%	5/15/27	6,000	6,243
San Diego CA Public Fac. Financing Auth.
Water Rev.	5.000%	8/1/27	4,215	4,487

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego CA Public Fac. Financing Auth.
Water Rev.	5.125%	8/1/28	5,000	5,335
San Diego CA USD GO	0.000%	7/1/14 (14)	3,400	3,004
San Diego CA USD GO	5.500%	7/1/17 (14)	2,595	3,060
San Diego CA USD GO	0.000%	7/1/18 (14)	9,500	6,649
San Diego CA USD GO	5.500%	7/1/20 (14)	11,390	13,357
San Diego CA USD GO	5.500%	7/1/20 (4)	9,490	11,129
San Diego CA USD GO	5.500%	7/1/21 (4)	11,470	13,144
San Diego CA USD GO	5.500%	7/1/22 (4)	12,790	14,645
San Diego CA USD GO	5.500%	7/1/23 (4)	9,210	10,537
San Diego CA USD GO	0.000%	7/1/26	8,425	3,420
San Diego CA USD GO	5.500%	7/1/26 (4)	7,490	8,615
San Diego CA USD GO	0.000%	7/1/27	8,500	3,235
San Diego CA USD GO	0.000%	7/1/28	8,000	2,850
San Diego CA Water Auth. Rev. COP	5.250%	5/1/15 (14)	6,215	7,097
San Diego CA Water Auth. Rev. COP	5.250%	5/1/16 (14)	7,880	9,007
San Diego CA Water Auth. Rev. COP	5.250%	5/1/21 (14)	6,725	7,628
San Diego CA Water Auth. Rev. COP	5.250%	5/1/22 (14)	7,075	8,015
San Diego County CA COP	5.000%	2/1/22 (2)	2,000	2,104
San Diego County CA COP	5.000%	2/1/24 (2)	1,500	1,563
San Diego County CA COP	5.000%	2/1/26 (2)	1,000	1,033
San Diego County CA COP VRDO	0.260%	12/7/09 LOC	15,920	15,920
San Diego County CA Regional Building Auth.	5.000%	2/1/23	4,285	4,600
San Diego County CA Regional Building Auth.	5.000%	2/1/25	4,820	5,099
San Diego County CA Regional Building Auth.	5.250%	2/1/26	1,140	1,222
San Diego County CA Regional Building Auth.	5.000%	2/1/27	2,420	2,525
San Diego County CA Regional Building Auth.	5.500%	2/1/28	5,780	6,214
San Francisco CA City & County COP
(San Bruno Jail)	5.250%	10/1/14 (2)	2,860	2,898
San Francisco CA City & County COP
(San Bruno Jail)	5.125%	10/1/17 (2)	1,000	1,013
San Francisco CA City & County GO
(Laguna Honda Hosp.)	5.000%	6/15/16 (2)	8,000	8,785
San Francisco CA City & County
International Airport Rev.	5.250%	5/1/12 (14)(Prere.)	4,015	4,452
San Francisco CA City & County
International Airport Rev.	5.250%	5/1/13 (14)	2,430	2,628
San Francisco CA City & County
International Airport Rev.	5.250%	5/1/14 (14)	3,185	3,410
San Francisco CA City & County
International Airport Rev.	5.250%	5/1/26	25,000	25,964
San Francisco CA City & County
International Airport Rev.	5.000%	5/1/27 (14)	13,075	13,239
San Francisco CA City & County Redev. Agency
Lease Rev. (Moscone Center)	5.000%	7/1/16 (4)	3,270	3,494
San Francisco CA City & County Water Rev.	5.000%	11/1/17 (14)	4,865	5,287
San Joaquin County CA
Delta Community College Dist. Election GO	0.000%	8/1/26 (4)	15,500	5,450
San Joaquin County CA
Delta Community College Dist. Election GO	0.000%	8/1/27 (4)	15,500	5,075
San Joaquin County CA Transp. Auth. Rev. Notes	5.000%	4/1/11	10,000	10,456
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/15/11 (14)	7,140	6,801

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/15/14 (14)	5,500	4,414
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/1/23 (ETM)	16,000	9,431
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/1/25 (ETM)	17,750	9,412
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/1/26 (ETM)	14,350	7,215
San Jose CA Airport Rev.	5.375%	3/1/13 (4)	4,945	5,424
San Jose CA Airport Rev.	5.375%	3/1/14 (4)	7,550	8,213
San Jose CA Airport Rev.	5.375%	3/1/15 (4)	7,950	8,567
San Jose CA Airport Rev.	5.000%	3/1/24 (2)	2,035	2,063
San Jose CA Airport Rev.	5.000%	3/1/25 (2)	3,385	3,416
San Jose CA Airport Rev.	5.000%	3/1/26 (2)	3,850	3,859
San Jose CA Financing Auth. Lease Rev.	5.000%	9/1/13 (14)	9,570	10,125
San Jose CA Redev. Agency	5.250%	8/1/13 (14)	5,000	5,358
San Jose CA Redev. Agency	5.250%	8/1/14 (14)	5,000	5,412
San Jose CA Redev. Agency	5.000%	8/1/24 (14)	23,360	22,627
San Jose CA Redev. Agency	5.000%	8/1/25 (14)	18,505	17,822
San Mateo CA Redev. Auth. Tax Allocation	5.000%	8/1/11 (Prere.)	1,000	1,074
San Mateo CA Redev. Auth. Tax Allocation	5.200%	8/1/11 (Prere.)	2,045	2,203
San Mateo CA Union High School Dist. GO	0.000%	9/1/10 (14)	1,200	1,190
San Mateo CA Union High School Dist. GO	0.000%	9/1/12 (14)	1,180	1,118
San Mateo CA Union High School Dist. GO	0.000%	9/1/13 (14)	1,715	1,566
San Mateo CA Union High School Dist. GO	0.000%	9/1/14 (14)	1,500	1,312
San Mateo County CA
Community College Dist. GO	5.375%	9/1/15 (14)	1,300	1,430
San Mateo County CA
Community College Dist. GO	0.000%	9/1/21 (14)	4,645	2,654
San Mateo County CA
Community College Dist. GO	0.000%	9/1/22 (14)	5,675	3,047
San Mateo County CA
Community College Dist. GO	0.000%	9/1/24 (14)	2,825	1,291
San Mateo County CA
Community College Dist. GO	0.000%	9/1/25 (14)	4,000	1,710
San Mateo County CA
Community College Dist. GO	5.000%	9/1/26	3,170	3,323
San Mateo County CA Joint Powers Auth.
Lease Rev.	4.625%	7/15/25	2,455	2,477
San Mateo County CA Joint Powers Auth.
Lease Rev.	5.250%	7/15/28	2,000	2,099
Santa Ana CA Community Redev. Agency
Tax Allocation (South Main Street)	5.000%	9/1/18 (14)	2,685	2,746
Santa Ana CA Finance Auth. Rev.	5.375%	9/1/10 (14)	1,600	1,628
Santa Barbara County CA COP	5.250%	12/1/12 (2)	1,000	1,099
Santa Barbara County CA COP	5.250%	12/1/13 (2)	2,355	2,588
Santa Barbara County CA COP	5.250%	12/1/15 (2)	1,065	1,171
Santa Barbara County CA COP	5.250%	12/1/16 (2)	1,760	1,934
Santa Clara CA Electric Rev.	5.250%	7/1/18 (14)	1,720	1,813
Santa Clara County CA Financing Auth. Lease Rev.	7.750%	11/15/10 (2)	4,500	4,801
Santa Clara County CA Financing Auth. Lease Rev.	5.500%	5/15/11 (2)	4,535	4,676
Santa Clara County CA Financing Auth. Lease Rev.	7.750%	11/15/11 (2)	1,000	1,129
Santa Clara County CA Financing Auth. Lease Rev.	5.500%	5/15/12 (2)	4,785	4,926
Santa Clara County CA Financing Auth. Lease Rev.	5.000%	11/15/17	11,540	13,199

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Santa Clara County CA Financing Auth. Lease Rev.	5.000%	11/15/18	7,920	8,967
Santa Clara County CA Financing Auth. Lease Rev.	5.000%	5/15/28	10,000	10,413
Santa Clara Valley CA Transp. Auth. Sales Tax Rev.	5.000%	4/1/32 (2)	5,125	5,169
Santa Margarita/Dana Point CA Auth. Rev.	7.250%	8/1/10 (14)	4,630	4,799
Santa Monica CA Community College Dist.	0.000%	8/1/26	11,025	4,455
Santa Rosa CA Waste Water Rev.	0.000%	9/1/28 (4)	11,095	3,544
Simi Valley CA USD	0.000%	8/1/26 (4)	3,030	1,079
Simi Valley CA USD	0.000%	8/1/27 (4)	2,900	957
Solano County CA COP	5.000%	11/1/17 (14)	4,110	4,620
Solano County CA COP	5.000%	11/1/18 (14)	3,810	4,200
Solano County CA COP	5.000%	11/1/19 (14)	3,995	4,357
Solano County CA COP	5.000%	11/1/20 (14)	4,195	4,519
Solano County CA COP	5.000%	11/1/21 (14)	4,405	4,701
South Orange County CA Public Finance Auth. Rev.	7.000%	9/1/10 (14)	3,300	3,429
South Orange County CA Public Finance Auth. Rev.	7.000%	9/1/11 (14)	3,490	3,784
South Orange County CA Public Finance Auth. Rev.	5.375%	8/15/12 (4)	5,605	5,680
South Orange County CA Public Finance Auth. Rev.	5.250%	8/15/13 (2)	2,290	2,305
South San Francisco CA Redev. Agency
Tax Allocation	5.000%	9/1/31 (14)	7,255	6,550
Southern California Public Power Auth. Rev.
(Natural Gas Project)	5.250%	11/1/23	5,250	5,291
Southern California Public Power Auth. Rev.
(Natural Gas Project)	5.250%	11/1/24	5,000	5,015
Southern California Public Power Auth. Rev.
(Natural Gas Project)	5.250%	11/1/25	5,000	4,989
Southern California Public Power Auth. Rev.
(Natural Gas Project)	5.250%	11/1/26	2,500	2,467
Southern California Public Power Auth. Rev.
(San Juan Unit)	5.500%	1/1/13 (4)	3,500	3,934
Southern California Public Power Auth. Rev.
(Transmission Project)	5.000%	7/1/23	5,000	5,374
Tobacco Securitization Auth. Rev.
(Southern California Tobacco Settlement)	4.750%	6/1/25	9,240	8,144
Tulare County CA COP	5.000%	8/15/15 (14)	6,460	7,172
Univ. of California Regents	5.000%	5/15/19 (14)	5,075	5,442
Univ. of California Regents	5.000%	5/15/20 (14)	5,065	5,378
Univ. of California Regents	5.000%	5/15/25	19,385	20,458
Univ. of California Regents	5.000%	5/15/26	14,095	14,783
Univ. of California Rev.	3.000%	5/15/11	1,235	1,275
Univ. of California Rev.	3.000%	5/15/12	2,000	2,095
Univ. of California Rev.	5.000%	5/15/17 (4)	20,620	23,201
Univ. of California Rev.	5.000%	5/15/18 (4)	10,000	11,111
Univ. of California Rev.	5.000%	5/15/19 (4)	4,275	4,703
Univ. of California Rev.	5.000%	5/15/20 (4)	30,900	33,672
Univ. of California Rev.	5.000%	5/15/21 (4)	14,915	16,124
Univ. of California Rev.	5.750%	5/15/25	3,000	3,447
Univ. of California Rev.	5.000%	5/15/26 (14)	10,000	10,410
Univ. of California Rev. (Multiple Purpose Project)	5.000%	9/1/11 (4)(Prere.)	4,820	5,242
Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/14 (4)	4,290	4,444
Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/15 (4)	4,515	4,656
Ventura County CA Community College Dist. GO	5.000%	8/1/16 (14)	3,100	3,397
Ventura County CA Community College Dist. GO	5.000%	8/1/17 (14)	2,300	2,520
Ventura County CA Community College Dist. GO	0.000%	8/1/28	15,000	4,815
Vista CA USD GO	5.375%	8/1/12 (4)(Prere.)	1,695	1,902

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Vista CA USD GO	5.375%	8/1/12 (4)(Prere.)	1,455	1,633
Vista CA USD GO	5.375%	8/1/15 (4)	150	165
Vista CA USD GO	5.375%	8/1/16 (4)	190	208
Vista CA USD GO	5.375%	8/1/17 (4)	160	175
2 Washington Township CA Health Care Dist. Rev.	6.000%	7/1/29	1,000	997
West Contra Costa CA USD	6.000%	8/1/26	5,000	5,555
Western Placer County CA USD PUT	3.625%	12/1/09 (12)	8,500	8,501
				4,909,574
Puerto Rico (2.3%)
Puerto Rico Aqueduct & Sewer Auth. Rev.	6.250%	7/1/12 (14)(ETM)	1,000	1,138
Puerto Rico Electric Power Auth. Rev.	5.000%	7/1/10	7,500	7,647
Puerto Rico Electric Power Auth. Rev.	5.000%	7/1/11	12,500	13,045
Puerto Rico Electric Power Auth. Rev.	5.500%	7/1/11 (4)	6,050	6,226
Puerto Rico Electric Power Auth. Rev.	6.000%	7/1/12 (14)	8,235	8,973
Puerto Rico GO	6.500%	7/1/11 (14)	2,500	2,659
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/13 (14)	2,250	2,404
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/21 (3)	5,000	5,055
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/23 (3)	5,835	5,840
Puerto Rico Muni. Finance Agency	5.625%	8/1/10 (4)	17,775	18,019
Puerto Rico Muni. Finance Agency	5.750%	8/1/11 (4)	13,560	13,735
Puerto Rico Muni. Finance Agency	5.750%	8/1/11 (4)	7,750	7,850
Puerto Rico Muni. Finance Agency	5.000%	7/1/14 (11)	1,360	1,440
Puerto Rico Muni. Finance Agency	5.250%	7/1/16 (11)	1,400	1,498
Puerto Rico Muni. Finance Agency	5.250%	7/1/18 (11)	1,000	1,050
Puerto Rico Public Finance Corp. PUT	5.750%	2/1/12 LOC	20,000	20,652
				117,231
Virgin Islands (0.1%)
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/15	2,200	2,342
Total Tax-Exempt Municipal Bonds (Cost $4,980,173)				5,029,147
Other Assets and Liabilities (0.6%)
Other Assets				71,637
Liabilities				(39,627)
				32,010
Net Assets (100%)				5,061,157

California Intermediate-Term Tax-Exempt Fund

At November 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	5,109,972
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(97,580)
Unrealized Appreciation (Depreciation)
Investment Securities	48,974
Futures Contracts	(209)
Net Assets	5,061,157

Investor Shares—Net Assets
Applicable to 132,230,647 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,435,407
Net Asset Value Per Share—Investor Shares	$10.86

Admiral Shares—Net Assets
Applicable to 334,006,542 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,625,750
Net Asset Value Per Share—Admiral Shares	$10.86

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,966,000 have been segregated as initial margin for open futures contracts.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2009.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the value of this security represented 0.2% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.
A key to abbreviations and other references follows the Statement of Net Assets.

California Intermediate-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Intermediate-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	190,675
Total Income	190,675
Expenses
The Vanguard Group—Note B
Investment Advisory Services	456
Management and Administrative—Investor Shares	2,052
Management and Administrative—Admiral Shares	2,705
Marketing and Distribution—Investor Shares	425
Marketing and Distribution—Admiral Shares	865
Custodian Fees	35
Auditing Fees	24
Shareholders’ Reports and Proxies—Investor Shares	51
Shareholders’ Reports and Proxies—Admiral Shares	20
Trustees’ Fees and Expenses	7
Total Expenses	6,640
Net Investment Income	184,035
Realized Net Gain (Loss)
Investment Securities Sold	(32,540)
Futures Contracts	(11,137)
Realized Net Gain (Loss)	(43,677)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	312,301
Futures Contracts	4,306
Change in Unrealized Appreciation (Depreciation)	316,607
Net Increase (Decrease) in Net Assets Resulting from Operations	456,965

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	184,035	188,084
Realized Net Gain (Loss)	(43,677)	(27,146)
Change in Unrealized Appreciation (Depreciation)	316,607	(303,290)
Net Increase (Decrease) in Net Assets Resulting from Operations	456,965	(142,352)
Distributions
Net Investment Income
Investor Shares	(52,260)	(53,517)
Admiral Shares	(131,775)	(134,567)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(184,035)	(188,084)
Capital Share Transactions
Investor Shares	36,291	170,729
Admiral Shares	221,926	330,503
Net Increase (Decrease) from Capital Share Transactions	258,217	501,232
Total Increase (Decrease)	531,147	170,796
Net Assets
Beginning of Period	4,530,010	4,359,214
End of Period	5,061,157	4,530,010

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.21	$10.92	$11.09	$10.95	$11.15
Investment Operations
Net Investment Income	.412	.425	.435	.438	.434
Net Realized and Unrealized Gain (Loss)
on Investments	.650	(.710)	(.170)	.140	(.200)
Total from Investment Operations	1.062	(.285)	.265	.578	.234
Distributions
Dividends from Net Investment Income	(.412)	(.425)	(.435)	(.438)	(.434)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.412)	(.425)	(.435)	(.438)	(.434)
Net Asset Value, End of Period	$10.86	$10.21	$10.92	$11.09	$10.95

Total Return[1]	10.56%	–2.71%	2.46%	5.40%	2.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,435	$1,320	$1,243	$1,068	$1,002
Ratio of Total Expenses to
Average Net Assets	0.20%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.88%	3.96%	3.97%	4.00%	3.90%
Portfolio Turnover Rate	17%	25%	11%	7%	12%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.21	$10.92	$11.09	$10.95	$11.15
Investment Operations
Net Investment Income	.421	.432	.443	.446	.442
Net Realized and Unrealized Gain (Loss)
on Investments	.650	(.710)	(.170)	.140	(.200)
Total from Investment Operations	1.071	(.278)	.273	.586	.242
Distributions
Dividends from Net Investment Income	(.421)	(.432)	(.443)	(.446)	(.442)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.421)	(.432)	(.443)	(.446)	(.442)
Net Asset Value, End of Period	$10.86	$10.21	$10.92	$11.09	$10.95

Total Return	10.65%	–2.64%	2.53%	5.48%	2.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,626	$3,210	$3,116	$2,388	$1,847
Ratio of Total Expenses to
Average Net Assets	0.12%	0.08%	0.08%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	3.96%	4.03%	4.04%	4.07%	3.98%
Portfolio Turnover Rate	17%	25%	11%	7%	12%

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

California Intermediate-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $1,039,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	5,029,147	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	(8)	5,029,147	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
30-Year U.S. Treasury Bond	March 2010	(16)	1,964	(39)
10-Year U.S. Treasury Note	March 2010	(106)	12,713	(170)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

California Intermediate-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $94,147,000 to offset future net capital gains of $4,253,000 through November 30, 2012, $2,524,000 through November 30, 2013, $6,523,000 through November 30, 2014, $3,936,000 through November 30, 2015, $38,505,000 through November 30, 2016, and $38,406,000 through November 30, 2017.

The fund had realized losses totaling $3,642,000 through November 30, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2009, the cost of investment securities for tax purposes was $4,983,815,000. Net unrealized appreciation of investment securities for tax purposes was $45,332,000, consisting of unrealized gains of $114,085,000 on securities that had risen in value since their purchase and $68,753,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2009, the fund purchased $1,036,939,000 of investment securities and sold $779,957,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended November 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	589,941	55,526	663,727	61,829
Issued in Lieu of Cash Distributions	46,196	4,343	47,508	4,458
Redeemed	(599,846)	(56,887)	(540,506)	(50,849)
Net Increase (Decrease)—Investor Shares	36,291	2,982	170,729	15,438
Admiral Shares
Issued	1,170,338	110,060	1,324,185	123,051
Issued in Lieu of Cash Distributions	99,608	9,362	103,780	9,737
Redeemed	(1,048,020)	(99,670)	(1,097,462)	(103,830)
Net Increase (Decrease)—Admiral Shares	221,926	19,752	330,503	28,958

H. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

California Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	421	8,323	46,048
Yield[3]		3.6%	3.6%
Investor Shares	4.0%
Admiral Shares	4.0%
Yield to Maturity	4.2%[4]	3.6%	3.6%
Average Coupon	4.5%	5.0%	5.0%
Average Effective
Maturity	11.2 years	9.9 years	13.5 years
Average Quality	A+	AA	AA
Average Duration	7.5 years	7.2 years	8.4 years
Expense Ratio[5]		—	—
Investor Shares	0.20%
Admiral Shares	0.12%
Short-Term Reserves 4.0%		—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.81	0.94
Beta	1.05	1.14

Distribution by Maturity (% of portfolio)
Under 1 Year	9.1%
1–5 Years	23.8
5–10 Years	32.0
10–20 Years	13.3
20–30 Years	16.7
Over 30 Years	5.1

Distribution by Credit Quality (% of portfolio)
AAA	13.0%
AA	29.9
A	47.4
BBB	8.2
Other	1.5

Investment Focus

1 Barclays Capital 10 Year Municipal Bond Index.
2 Barclays Capital Municipal Bond Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratios were .20%
for Investor Shares and 0.12% for Admiral Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

California Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
California Long-Term Tax-Exempt Fund
Investor Shares[1]	12.71%	3.36%	5.10%	$16,441
Barclays Capital Municipal Bond Index	14.17	4.50	5.64	17,302
Barclays Capital 10 Year Municipal Bond Index	12.67	4.90	5.79	17,549
California Municipal Debt Funds Average[2]	15.33	2.66	4.37	15,345

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
California Long-Term Tax-Exempt Fund
Admiral Shares	12.80%	3.44%	3.80%	$135,055
Barclays Capital Municipal Bond Index	14.17	4.50	4.62	143,851
Barclays Capital 10 Year Municipal Bond Index	12.67	4.90	4.93	147,344

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc; based on California Insured Municipal Debt Funds through March 31, 2002, and California Municipal Debt Funds thereafter.
3 Performance for the Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: November 12, 2001.
See Financial Highlights for dividend and capital gains information.

California Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009
				Barclays
			Investor Shares	Capital[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	5.5%	5.6%	11.1%	7.7%
2001	2.6	5.1	7.7	8.2
2002	0.5	4.9	5.4	6.7
2003	2.2	4.8	7.0	6.9
2004	–1.3	4.6	3.3	4.0
2005	–0.3	4.5	4.2	3.0
2006	2.0	4.7	6.7	6.2
2007	–3.4	4.6	1.2	3.5
2008	–11.1	4.2	–6.9	–0.4
2009	7.8	4.9	12.7	12.7

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	4/7/1986	12.38%	3.86%	0.54%	4.80%	5.34%
Admiral Shares	11/12/2001	12.47	3.93	–0.47[3]	4.71[3]	4.24[3]

1 Barclays Capital 10 Year Municipal Bond Index.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Return since inception.

California Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.2%)
California (98.0%)
ABAG Finance Auth. for Non-Profit Corp. California
(Acacia Creek at Union City Project) VRDO	0.220%	12/1/09	8,600	8,600
ABAG Finance Auth. for Non-Profit Corp. California
(Children’s Hosp. Medical Center) COP	6.000%	12/1/29 (2)(Prere.)	3,000	3,030
ABAG Finance Auth. for Non-Profit Corp. California
(Oshman Family Jewish Community) VRDO	0.200%	12/1/09 LOC	7,500	7,500
ABAG Finance Auth. for Non-Profit Corp. California
(School of the Mechanical Arts)	5.250%	10/1/26	1,000	997
ABAG Finance Auth. for Non-Profit Corp. California
(School of the Mechanical Arts)	5.300%	10/1/32	3,180	3,074
ABAG Finance Auth. for Non-Profit Corp. California
(Valley Christian Schools) VRDO	0.260%	12/7/09 LOC	10,000	10,000
Alameda CA Corridor Transp. Auth. Rev.	5.125%	10/1/17 (14)	5,000	5,055
Alameda CA Corridor Transp. Auth. Rev.	5.125%	10/1/18 (14)	2,000	2,022
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/30 (2)	30,375	7,228
Alameda County CA USD	0.000%	8/1/24 (4)	3,510	1,501
Alameda County CA USD	0.000%	8/1/29 (4)	5,000	1,485
Anaheim CA Public Finance Auth.
Distribution System Rev.	5.000%	10/1/21 (14)	3,390	3,576
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/31	10,000	10,190
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/31	2,395	2,446
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/39	15,275	15,274
Bay Area Toll Auth. CA Toll Bridge Rev.	5.625%	4/1/44	10,000	10,547
Cabrillo CA Community College Dist. Rev.	0.000%	5/1/26 (2)	9,000	3,375
Cabrillo CA Community College Dist. Rev.	0.000%	8/1/28 (14)	2,250	735
California County CA Tobacco Securitization Agency	0.000%	6/1/28	7,500	5,748
California County CA Tobacco Securitization Agency	0.000%	6/1/36	7,500	5,292
California Dept. of Water Resources
Water System Rev. (Central Valley)	5.000%	12/1/25	8,810	9,526
California Educ. Fac. Auth. Rev.
(California Institute of Technology)	5.000%	11/1/39	3,000	3,166
California Educ. Fac. Auth. Rev.
(College of Arts & Crafts)	6.875%	6/1/19	1,615	1,713
California Educ. Fac. Auth. Rev.
(College of Arts & Crafts)	5.750%	6/1/25	2,000	1,872
California Educ. Fac. Auth. Rev. (Pomona College)	0.000%	7/1/34	3,155	859
California Educ. Fac. Auth. Rev. (Pomona College)	0.000%	7/1/35	3,155	809

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 California Educ. Fac. Auth. Rev. (Pomona College)	0.000%	7/1/36	3,155	765
1 California Educ. Fac. Auth. Rev. (Pomona College)	0.000%	7/1/37	3,155	724
1 California Educ. Fac. Auth. Rev. (Pomona College)	0.000%	7/1/39	2,805	576
California Educ. Fac. Auth. Rev.
(St. Mary’s College of California) VRDO	0.250%	12/7/09 LOC	6,095	6,095
California Educ. Fac. Auth. Rev.
(Univ. of Southern California)	4.750%	10/1/37	1,650	1,632
California Educ. Fac. Auth. Rev.
(Univ. of Southern California)	5.250%	10/1/38	3,250	3,414
California Educ. Fac. Auth. Rev.
(Univ. of The Pacific)	5.000%	11/1/25	2,000	2,020
California GO	6.250%	9/1/12 (3)	9,000	9,476
California GO	7.000%	11/1/13 (14)	65	66
California GO	5.000%	10/1/14	1,900	2,104
California GO	5.250%	10/1/14 (3)	1,955	1,972
California GO	5.000%	11/1/14	32,840	36,380
California GO	6.000%	8/1/19 (3)	210	211
California GO	5.000%	11/1/22	1,000	1,013
California GO	5.000%	9/1/25	16,950	16,852
California GO	5.125%	2/1/26	15,325	15,378
California GO	5.000%	6/1/26 (14)	40,000	39,426
California GO	5.000%	9/1/28	15,150	14,665
California GO	5.250%	10/1/29	5,000	4,903
California GO	5.750%	4/1/31	15,000	15,259
California GO	5.000%	6/1/32	35,000	32,332
California GO	6.500%	4/1/33	30,000	32,188
California GO	5.000%	6/1/34	32,500	29,476
California GO	6.000%	11/1/35	10,000	10,232
California GO	5.250%	3/1/38	18,565	17,057
California GO	6.000%	4/1/38	36,840	37,495
California GO	5.250%	8/1/38	10,000	9,183
California Health Fac. Finance Auth. Rev.
(Adventist Health System)	5.000%	3/1/33	7,950	7,199
California Health Fac. Finance Auth. Rev.
(Adventist Health System) VRDO	0.170%	12/1/09 LOC	7,600	7,600
California Health Fac. Finance Auth. Rev.
(California-Nevada Methodist)	5.000%	7/1/36	2,075	1,757
California Health Fac. Finance Auth. Rev.
(Casa Colina)	6.125%	4/1/32	10,000	9,826
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	4.750%	7/1/19 (14)	765	765
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.625%	7/1/25	5,000	5,182
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	6.000%	7/1/39	5,000	5,188
California Health Fac. Finance Auth. Rev.
(Cedars-Sinai Medical Center)	5.000%	11/15/27	7,000	6,735
California Health Fac. Finance Auth. Rev.
(Children’s Hosp. of Orange County)	6.500%	11/1/38	3,000	3,115
California Health Fac. Finance Auth. Rev.
(Providence Health & Services)	6.500%	10/1/33	2,000	2,232
California Health Fac. Finance Auth. Rev.
(Providence Health & Services)	5.500%	10/1/39	5,500	5,529

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Fac. Finance Auth. Rev.
(St. Joseph Health System)	5.750%	7/1/39	5,000	5,144
California Health Fac. Finance Auth. Rev.
(Stanford Hospital) PUT	3.450%	6/15/11	5,000	5,148
California Health Fac. Finance Auth. Rev.
(Sutter Health)	5.250%	8/15/22	5,000	5,187
California Health Fac. Finance Auth. Rev.
(Sutter Health)	5.250%	11/15/46	37,500	35,106
California Housing Finance Agency
Home Mortgage	5.500%	8/1/38	5,000	4,936
California Housing Finance Agency
Home Mortgage Rev.	6.050%	8/1/27 (2)	5,000	5,004
California Infrastructure & Econ. Dev. Bank Rev.	5.000%	2/1/12	6,030	6,423
California Infrastructure & Econ. Dev. Bank Rev.	5.000%	2/1/13	8,000	8,641
California Infrastructure & Econ. Dev. Bank Rev.
(Bay Area Toll)	5.000%	1/1/28 (3)(Prere.)	7,500	8,734
California Infrastructure & Econ. Dev. Bank Rev.
(California Academy of Sciences) VRDO	0.200%	12/1/09 LOC	6,950	6,950
California Infrastructure & Econ. Dev. Bank Rev.
(California Science Center)	5.000%	5/1/31 (14)	7,635	7,185
California Infrastructure & Econ. Dev. Bank Rev.
(Contemporary Jewish Museum) VRDO	0.200%	12/1/09 LOC	4,600	4,600
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.500%	10/1/18	3,905	3,978
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.500%	10/1/20	1,500	1,517
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.250%	10/1/34	20,040	18,798
California Infrastructure & Econ. Dev. Bank Rev.
(Kaiser Hosp. Assn.)	5.500%	8/1/31	7,610	7,692
California Infrastructure & Econ. Dev. Bank Rev.
(Kaiser Hosp. Assn.)	5.550%	8/1/31	5,500	5,512
California Infrastructure & Econ. Dev. Bank Rev.
(Pacific Gas & Electric) VRDO	0.170%	12/1/09 LOC	2,000	2,000
California Infrastructure & Econ. Dev. Bank Rev.
(Workers’ Compensation)	5.250%	10/1/13 (2)	30,000	33,695
California Infrastructure & Econ. Dev. Bank Rev.
(YMCA of Metro. LA)	5.250%	2/1/26 (2)	4,750	4,753
California PCR Financing Auth. COP	5.500%	2/1/39	11,000	9,685
2 California Public Works Board Lease Rev.	5.000%	11/1/17	5,000	5,105
2 California Public Works Board Lease Rev.	6.250%	11/1/24	5,000	5,224
California Public Works Board Lease Rev.
(California Community College)	5.000%	3/1/27 (14)	6,220	5,771
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	1/1/15 (2)	4,000	4,273
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	1/1/17	6,000	6,190
California Public Works Board Lease Rev.
(Dept. of Corrections)	6.500%	9/1/17 (2)	30,000	33,103
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	12/1/17 (14)	13,835	14,062
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	12/1/19 (14)	15,230	15,336

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Rev.
(Dept. of Forestry & Fire Services)	5.000%	11/1/32	13,850	12,168
California Public Works Board Lease Rev.
(Dept. of General Services)	6.000%	4/1/25	6,000	6,221
California Public Works Board Lease Rev.
(Dept. of General Services)	6.250%	4/1/34	6,975	7,138
California Public Works Board Lease Rev.
(Office of Emergency Services)	5.000%	3/1/27 (14)	8,950	8,445
California Public Works Board Lease Rev.
(Univ. of California)	5.250%	11/1/27 (14)	9,045	9,384
California Public Works Board Lease Rev.
(Univ. of California)	5.000%	5/1/30	17,000	16,999
California RAN	3.000%	5/25/10	25,000	25,205
California State Dept. of Water Resources
Power Supply Rev.	6.000%	5/1/13	13,000	14,456
California State Dept. of Water Resources
Power Supply Rev.	5.000%	5/1/22	30,000	32,059
California State Dept. of Water Resources
Power Supply Rev. VRDO	0.190%	12/1/09 LOC	12,650	12,650
California State Econ. Recovery Bonds	5.250%	7/1/13	7,750	8,606
California State Econ. Recovery Bonds	5.000%	7/1/17 (3)	25,000	25,907
California State Econ. Recovery Bonds	5.250%	7/1/21	10,000	10,551
California State Econ. Recovery Bonds PUT	5.000%	7/1/10 (Prere.)	25,000	25,692
California State Econ. Recovery Bonds PUT	5.000%	7/1/11 (Prere.)	32,000	34,245
California State Univ. Rev. Systemwide	5.250%	11/1/19 (4)	5,000	5,517
California State Univ. Rev. Systemwide	5.250%	11/1/20 (4)	4,745	5,221
California State Univ. Rev. Systemwide	5.000%	11/1/21 (2)	17,215	17,735
California State Univ. Rev. Systemwide	5.750%	11/1/27	5,000	5,341
California State Univ. Rev. Systemwide	5.000%	11/1/39 (4)	10,000	9,665
California Statewide Community Dev. Auth. Rev.	5.000%	6/15/13	9,000	9,487
California Statewide Community Dev. Auth. Rev.
(Adventist Health)	5.000%	3/1/35	14,500	12,988
California Statewide Community Dev. Auth. Rev.
(Daughters of Charity Health)	5.250%	7/1/30	5,000	4,441
California Statewide Community Dev. Auth. Rev.
(Daughters of Charity Health)	5.250%	7/1/35	5,250	4,419
California Statewide Community Dev. Auth. Rev.
(Daughters of Charity Health)	5.000%	7/1/39	5,000	3,981
California Statewide Community Dev. Auth. Rev.
(Henry Mayo Newhall Memorial Hosp.)	5.000%	10/1/18	5,875	5,887
California Statewide Community Dev. Auth. Rev.
(Irvine Univ. of California East LLC)	5.000%	5/15/38	18,000	15,277
California Statewide Community Dev. Auth. Rev.
(Irvine Univ. of California East LLC)	6.000%	5/15/40	7,000	6,847
California Statewide Community Dev. Auth. Rev.
(John Muir Health Services)	5.000%	8/15/34	7,390	6,875
California Statewide Community Dev. Auth. Rev.
(Kaiser Permanente)	5.500%	11/1/32	18,250	18,108
California Statewide Community Dev. Auth. Rev.
(Kaiser Permanente)	5.250%	3/1/45	24,000	22,194
California Statewide Community Dev. Auth. Rev.
(Los Angeles Orthopedic Hosp. Foundation)	5.750%	6/1/30 (2)	6,680	6,431
California Statewide Community Dev. Auth. Rev.
(Memorial Health Services)	6.000%	10/1/23	8,500	8,818

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Community Dev. Auth. Rev.
(Presbyterian Homes)	4.875%	11/15/36	7,230	5,870
California Statewide Community Dev. Auth. Rev.
(Presbyterian Homes)	7.250%	11/15/41	3,000	3,149
California Statewide Community Dev. Auth. Rev.
(Sutter Health)	5.500%	8/15/34	10,885	10,811
3 California Statewide Community Dev. Auth. Rev.
(Sutter Health) TOB VRDO	0.240%	12/7/09	12,500	12,500
Chabot-Las Positas CA Community College Dist.	5.000%	8/1/29 (2)	12,605	12,884
Chino Basin CA Regional Financing Auth. Rev.
(Muni. Water Dist. Sewer System)	6.000%	8/1/16 (2)	5,500	5,523
Clovis CA USD GO	0.000%	8/1/13 (14)	4,935	4,518
Clovis CA USD GO	0.000%	8/1/15 (14)	2,770	2,287
Clovis CA USD GO	0.000%	8/1/16 (14)	2,865	2,234
East Bay CA Muni. Util. Dist. Water System Rev.	5.000%	6/1/32 (14)	15,765	16,508
East Bay CA Regional Park Dist. Rev.	5.000%	9/1/25	2,000	2,231
East Bay CA Regional Park Dist. Rev.	5.000%	9/1/27	4,070	4,493
Eastern California Muni. Water Dist.
Water & Sewer Rev.	6.750%	7/1/12 (14)	6,580	7,078
Escondido CA Union High School Dist.	0.000%	11/1/20 (14)	4,000	2,210
Fontana CA Public Finance Auth. Subordinate Lien
Tax Allocation Rev. Bonds	5.000%	10/1/29 (2)	9,450	8,916
Fontana CA Public Finance Auth. Subordinate Lien
Tax Allocation Rev. Bonds	5.000%	10/1/32 (2)	12,825	11,685
Fontana CA USD	5.250%	8/1/27 (4)	6,700	7,056
Fontana CA USD	5.250%	8/1/31 (4)	6,115	6,221
Foothill-De Anza CA Community College Dist. GO	0.000%	8/1/17 (14)	3,000	2,247
Foothill-De Anza CA Community College Dist. GO	0.000%	8/1/22 (14)	3,850	2,115
Foothill-De Anza CA Community College Dist. GO	0.000%	8/1/23 (14)	3,590	1,824
Foothill-De Anza CA Community College Dist. GO	0.000%	8/1/25 (14)	2,390	1,072
Foothill/Eastern Corridor Agency
California Toll Road Rev.	5.875%	1/15/26	10,000	9,881
Foothill/Eastern Corridor Agency
California Toll Road Rev.	0.000%	1/1/29 (ETM)	7,460	3,208
Foothill/Eastern Corridor Agency
California Toll Road Rev.	0.000%	1/15/33	10,000	2,024
Foothill/Eastern Corridor Agency
California Toll Road Rev.	0.000%	1/15/34	10,000	1,888
Foothill/Eastern Corridor Agency
California Toll Road Rev.	5.750%	1/15/40 (14)	11,890	11,163
Fresno CA Airport Rev.	5.500%	7/1/30 (4)	1,500	1,517
Fullerton Univ. California Rev.	5.700%	7/1/20 (14)	2,165	2,236
Galivan CA Joint Community College Dist.	5.500%	8/1/28 (2)	3,405	3,563
Glendora CA USD GO	0.000%	8/1/37 (12)	5,900	1,030
Glendora CA USD GO	0.000%	8/1/38 (12)	5,900	964
Glendora CA USD GO	0.000%	8/1/39 (12)	5,175	791
Golden State Tobacco Securitization Corp. California	5.500%	6/1/13 (10)(Prere.)	4,000	4,546
Golden State Tobacco Securitization Corp. California	6.250%	6/1/13 (Prere.)	39,960	44,565
Golden State Tobacco Securitization Corp. California	4.500%	6/1/27	10,395	8,932
Golden State Tobacco Securitization Corp. California	5.000%	6/1/30 (2)	20,000	17,919
Golden State Tobacco Securitization Corp. California	5.000%	6/1/33	8,525	6,337
Golden State Tobacco Securitization Corp. California	0.000%	6/1/37	20,000	12,104
Golden State Tobacco Securitization Corp. California	5.125%	6/1/47	10,000	6,466
Golden State Tobacco Securitization Corp. California	5.750%	6/1/47	16,350	11,762

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hartnell CA Community College Dist. GO	5.000%	8/1/13 (14)(Prere.)	1,550	1,772
Hartnell CA Community College Dist. GO	5.000%	8/1/13 (14)(Prere.)	1,735	1,984
Hartnell CA Community College Dist. GO	5.000%	8/1/13 (14)(Prere.)	2,370	2,710
Irvine CA USD Financing Auth. Special Tax	5.000%	9/1/30 (2)	14,575	13,064
Kern CA High School Dist. GO	6.400%	8/1/14 (14)(ETM)	1,490	1,834
Kern CA High School Dist. GO	6.400%	8/1/15 (14)(ETM)	1,645	2,058
Kern CA High School Dist. GO	6.400%	8/1/16 (14)(ETM)	1,815	2,299
Kern County CA GO	5.750%	8/1/35 (12)	2,000	2,084
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	1,570	1,762
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	1,775	1,992
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	2,000	2,244
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	1,890	2,121
Loma Linda CA Hosp. Rev. (Loma Linda Univ.)	5.000%	12/1/20	6,155	5,711
Loma Linda CA Hosp. Rev. (Loma Linda Univ.)	5.000%	12/1/21	2,500	2,288
Long Beach CA Finance Auth. Lease Rev.
(Aquarium of the South Pacific)	5.500%	11/1/13 (2)	3,680	3,819
Long Beach CA Finance Auth. Lease Rev.
(Aquarium of the South Pacific)	5.500%	11/1/18 (2)	4,675	4,741
Long Beach CA Finance Auth. Lease Rev.
(Temple & Willis Fac.)	5.500%	10/1/18 (14)	5,030	5,107
Long Beach CA Finance Auth. Rev.	1.633%	11/15/27	21,130	15,626
Long Beach CA Finance Auth. Tax Rev.	5.500%	8/1/26 (2)	7,570	7,352
Long Beach CA Finance Auth. Tax Rev.	5.500%	8/1/31 (2)	4,015	3,709
Long Beach CA Harbor Rev.	5.000%	5/15/17 (14)	3,655	4,076
Los Angeles CA Community College Dist. GO	5.500%	8/1/25	3,980	4,391
Los Angeles CA Community College Dist. GO	5.000%	8/1/32 (14)	4,840	4,858
Los Angeles CA Community College Dist. GO	5.000%	8/1/33	10,000	9,999
Los Angeles CA Community College Dist. GO	6.000%	8/1/33	5,000	5,525
Los Angeles CA Dept. of Airports
International Airport Rev.	5.250%	5/15/17 (14)	6,800	7,149
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/25	4,070	4,418
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/25 (4)	20,000	20,997
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/29 (2)	10,000	10,455
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/30 (2)	16,000	16,644
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/32 (2)	5,000	5,127
Los Angeles CA Dept. of Water & Power Rev.	5.250%	7/1/32	7,000	7,411
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/36 (14)	2,000	2,005
Los Angeles CA Dept. of Water & Power Rev.	5.250%	7/1/38	1,890	1,983
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/39 (2)	8,875	8,986
Los Angeles CA Dept. of Water & Power Rev.
VRDO	0.170%	12/1/09	6,100	6,100
Los Angeles CA Dept. of Water & Power Rev.
VRDO	0.200%	12/7/09	12,600	12,600
Los Angeles CA Harbor Dept. Rev.	5.250%	8/1/39	4,000	4,085
Los Angeles CA USD GO	5.000%	7/1/13 (4)(Prere.)	10,000	11,417
Los Angeles CA USD GO	5.000%	7/1/13	5,000	5,577
Los Angeles CA USD GO	5.000%	7/1/14	5,000	5,656
Los Angeles CA USD GO	5.000%	7/1/20 (3)	6,655	7,148
Los Angeles CA USD GO	5.000%	7/1/24 (2)	9,745	10,235
Los Angeles CA USD GO	5.000%	7/1/24 (2)	7,500	7,877
Los Angeles CA USD GO	5.250%	7/1/24	6,275	6,832
Los Angeles CA USD GO	5.250%	7/1/25	5,000	5,407
Los Angeles CA USD GO	5.000%	7/1/30 (3)	7,500	7,605
Los Angeles CA USD GO	5.000%	7/1/30 (2)	10,875	11,017

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA USD GO	5.000%	7/1/32 (4)	8,000	7,978
Los Angeles CA USD GO	5.000%	1/1/34	5,000	4,897
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev. VRDO	0.190%	12/1/09	4,650	4,650
Los Angeles County CA Public Works
Financing Auth. Rev.	5.500%	10/1/18 (4)	2,315	2,623
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/23 (14)	4,000	4,045
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/24 (14)	4,000	4,027
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/25 (14)	2,165	2,171
Los Angeles County CA Sanitation Dist.
Financing Auth Rev.	4.500%	10/1/42 (2)	15,000	12,371
Los Angeles County CA Schools COP	0.000%	8/1/14 (2)(ETM)	1,000	829
Los Angeles County CA Schools COP	0.000%	8/1/20 (2)	2,095	1,137
M-S-R California Energy Auth. Rev.	7.000%	11/1/34	7,000	7,687
M-S-R California Energy Auth. Rev.	6.500%	11/1/39	7,000	7,235
Metro. Water Dist. of Southern California Rev.	5.000%	7/1/25	3,410	3,690
Metro. Water Dist. of Southern California Rev.	5.000%	7/1/28	4,235	4,483
Metro. Water Dist. of Southern California Rev.	5.000%	7/1/31	6,000	6,303
Modesto CA High School Dist. GO	0.000%	8/1/15 (14)	5,000	4,059
Modesto CA High School Dist. GO	0.000%	8/1/17 (14)	3,000	2,117
Modesto CA High School Dist. GO	0.000%	8/1/18 (14)	3,225	2,126
Modesto CA Irrigation Dist. COP	5.500%	7/1/35	3,000	3,153
Modesto CA Irrigation Dist. COP	5.000%	10/1/36 (2)	4,795	4,524
Modesto CA Irrigation Dist. Finance Auth. Rev.
(Woodland Project)	6.500%	10/1/11 (2)(ETM)	3,060	3,287
Modesto CA Irrigation Dist. Finance Auth. Rev.
(Woodland Project)	6.500%	10/1/22 (2)(ETM)	9,750	12,183
Monterey Park CA Redev. Agency Tax Allocation	5.000%	9/1/16 (4)	1,010	1,056
Monterey Park CA Redev. Agency Tax Allocation	5.000%	9/1/17 (4)	1,060	1,100
Monterey Park CA Redev. Agency Tax Allocation	5.000%	9/1/18 (4)	1,115	1,151
Monterey Park CA Redev. Agency Tax Allocation	5.000%	9/1/19 (4)	1,120	1,152
Monterey Park CA Redev. Agency Tax Allocation	5.000%	9/1/20 (4)	1,180	1,207
Mount San Antonio California
Community College Dist.	5.250%	8/1/14 (14)(Prere.)	3,010	3,544
Mount San Antonio California
Community College Dist.	5.250%	8/1/14 (14)(Prere.)	3,170	3,732
Mount San Antonio California
Community College Dist.	5.250%	8/1/14 (14)(Prere.)	3,335	3,927
MSR California Public Power Agency Rev.
(San Juan Project)	6.125%	7/1/13 (2)	6,585	6,978
MSR California Public Power Agency Rev.
(San Juan Project)	6.750%	7/1/20 (14)(ETM)	29,155	35,908
Napa Valley CA USD Election GO	4.500%	8/1/42 (4)	10,290	9,404
New Haven CA USD GO	12.000%	8/1/16 (4)	2,480	3,836
New Haven CA USD GO	12.000%	8/1/17 (4)	1,500	2,390
Newark CA USD GO	0.000%	8/1/11 (4)	1,670	1,636
Newark CA USD GO	0.000%	8/1/12 (4)	1,820	1,743
Newark CA USD GO	0.000%	8/1/13 (4)	2,050	1,877
North Orange County CA
Community College Dist. GO	5.375%	8/1/12 (14)(Prere.)	5,080	5,725
Northern California Gas Auth. No. 1 Rev.	0.644%	7/1/13	14,000	12,926

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Northern California Gas Auth. No. 1 Rev.	0.794%	7/1/17	17,000	14,654
Northern California Power Agency
(Hydroelectric Project)	5.000%	7/1/11	2,000	2,109
Northern California Power Agency
(Hydroelectric Project)	5.000%	7/1/12	2,935	3,167
Northern California Power Agency
(Hydroelectric Project)	6.300%	7/1/18 (14)	10,000	11,481
Northern California Power Agency
(Hydroelectric Project)	7.500%	7/1/21 (2)(Prere.)	1,810	2,464
Northern California Power Agency
(Hydroelectric Project)	5.000%	7/1/28 (14)	11,140	11,153
Oakland CA Redev. Agency (Central Dist.)	5.500%	2/1/14 (2)	4,555	4,613
Oakland CA Redev. Agency Tax Allocation
(Coliseum Area)	5.250%	3/1/13 (Prere.)	2,380	2,706
Oakland CA Redev. Agency Tax Allocation
(Coliseum Area)	5.250%	3/1/13 (Prere.)	3,730	4,241
Oceanside CA Community Dev. Comm.
Multifamily Rental Housing Rev. PUT	4.450%	4/1/11	4,260	4,300
Oceanside CA USD GO	0.000%	8/1/25 (12)	6,865	2,739
Orange County CA Water Dist. Rev.	5.000%	8/15/41	6,855	6,781
Palmdale CA COP	5.250%	9/1/19 (14)	1,310	1,418
Palmdale CA COP	5.250%	9/1/20 (14)	1,450	1,561
Palmdale CA COP	5.250%	9/1/21 (14)	1,605	1,718
Palmdale CA COP	5.250%	9/1/22 (14)	1,765	1,807
Palo Alto CA Improvement Rev.
(Univ. Avenue Area Parking)	5.700%	9/2/18	890	909
Palo Alto CA Improvement Rev.
(Univ. Avenue Area Parking)	5.700%	9/2/19	895	914
Palo Alto CA Improvement Rev.
(Univ. Avenue Area Parking)	5.750%	9/2/20	890	907
Palo Alto CA Improvement Rev.
(Univ. Avenue Area Parking)	5.750%	9/2/26	4,460	4,486
Palomar Pomerado Health System California GO	4.500%	8/1/32 (14)	12,500	11,128
Palomar Pomerado Health System California Rev.	5.375%	11/1/11 (14)	3,865	3,889
Palomar Pomerado Health System California Rev.	5.375%	11/1/13 (14)	6,730	6,759
Peralta CA Community College Dist. Rev.	5.000%	8/1/39	5,000	4,886
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.)	5.700%	8/1/13 (4)(Prere.)	7,000	8,315
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.)	0.000%	8/1/19 (2)	1,150	609
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.)	0.000%	8/1/21 (2)	2,575	1,143
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.)	0.000%	8/1/22 (2)	3,755	1,539
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.)	0.000%	8/1/24 (2)	1,000	342
Pomona CA USD GO	5.600%	8/1/14 (14)(ETM)	1,585	1,894
Pomona CA USD GO	5.600%	8/1/15 (14)(ETM)	2,000	2,416
Pomona CA USD GO	5.600%	8/1/16 (14)(ETM)	1,000	1,218
Pomona CA USD GO	7.500%	8/1/17 (14)(ETM)	2,540	3,432
Port of Oakland CA Rev.	5.000%	11/1/16 (14)	8,160	9,092
Port of Oakland CA Rev.	5.000%	11/1/17 (14)	5,000	5,548
Port of Oakland CA Rev.	5.000%	11/1/18 (14)	12,000	13,125

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rancho Mirage CA Joint Powers
Financing Auth. Rev. (Eisenhower Medical Center)	5.625%	7/1/14 (Prere.)	12,000	14,262
Rancho Mirage CA Joint Powers
Financing Auth. Rev. (Eisenhower Medical Center)	5.000%	7/1/47	15,900	14,056
Rancho Mirage CA Redev. Agency Tax Allocation	5.125%	4/1/21 (14)	2,650	2,672
Rancho Mirage CA Redev. Agency Tax Allocation	5.250%	4/1/26 (14)	2,905	2,895
Rancho Mirage CA Redev. Agency Tax Allocation	5.250%	4/1/33 (14)	3,000	2,801
Rio Hondo CA Community College	5.000%	8/1/30	6,655	6,793
Riverside CA USD GO	5.250%	8/1/38 (12)	10,000	10,069
Riverside CA USD Special Tax
(Community Fac. Dist. 7 - Victoria Grove)	5.000%	9/1/31 (2)	7,295	6,587
Riverside County CA Asset Leasing Corp.
Leasehold Rev. (Riverside County Hosp.)	0.000%	6/1/13 (14)	5,000	4,403
Riverside County CA Asset Leasing Corp.
Leasehold Rev. (Riverside County Hosp.)	0.000%	6/1/14 (14)	2,000	1,671
Riverside County CA Asset Leasing Corp.
Leasehold Rev. (Riverside County Hosp.)	0.000%	6/1/15 (14)	2,000	1,572
Sacramento CA Financing Auth. Lease Rev.	5.375%	11/1/14 (2)	8,330	8,844
Sacramento CA Financing Auth. Lease Rev.	5.400%	11/1/20 (2)	6,785	7,137
Sacramento CA Muni. Util. Dist. Rev.	5.900%	7/1/20 (2)	15,850	18,475
Sacramento County CA Airport Rev.	5.250%	7/1/12 (4)(Prere.)	2,305	2,572
Sacramento County CA Public Fac.
Finance Corp. COP (Main Detention Fac.)	5.500%	6/1/10 (14)(ETM)	1,315	1,349
Sacramento County CA Sanitation Dist.
Financing Auth.	5.000%	12/1/26 (14)	5,000	5,237
Sacramento County CA Sanitation Dist.
Financing Auth.	5.000%	12/1/27 (14)	7,470	7,785
Sacramento County CA Sanitation Dist.
Financing Auth.	5.000%	12/1/29 (14)	7,890	8,128
Sacramento County CA Sanitation Dist.
Financing Auth.	5.000%	12/1/30 (14)	5,650	5,785
Sacramento County CA Sanitation Dist.
Financing Auth. VRDO	0.200%	12/1/09 LOC	4,800	4,800
Sacramento County CA Water
Financing Auth. Rev. Agency Zones	5.000%	6/1/21 (14)	2,000	2,054
Sacramento County CA Water
Financing Auth. Rev. Agency Zones	5.000%	6/1/27 (14)	5,000	5,006
Sacramento County CA Water
Financing Auth. Rev. Agency Zones	5.000%	6/1/28 (14)	5,040	5,004
San Bernardino CA Multifamily Housing Rev.
(Alta Park Mountain Vista Apartments)	4.450%	5/1/10 (Prere.)	7,000	7,119
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	17,915	18,734
San Diego CA Community College Dist. GO	5.250%	8/1/33	2,500	2,572
San Diego CA Public Fac. Financing Auth.
Sewer Rev.	5.250%	5/15/34	6,000	6,121
San Diego CA Public Fac. Financing Auth.
Sewer Rev.	5.250%	5/15/39	2,000	2,022
San Diego CA Public Fac. Financing Auth.
Water Rev.	5.750%	8/1/35	2,500	2,694
San Diego CA Public Fac. Financing Auth.
Water Rev.	5.500%	8/1/39	5,000	5,236
San Diego CA USD GO	0.000%	7/1/15 (14)	2,770	2,315
San Diego CA USD GO	5.500%	7/1/24 (14)	10,000	11,730
San Diego CA USD GO	5.500%	7/1/24 (4)	14,015	16,086

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego CA USD GO	5.500%	7/1/25 (14)	9,000	10,531
San Diego CA Water Auth. Rev. COP	5.000%	5/1/26 (4)	7,275	7,584
San Diego County CA COP	5.250%	10/1/21	1,485	1,512
San Diego County CA COP	5.000%	2/1/28 (2)	2,000	2,048
San Diego County CA COP	5.250%	10/1/28	2,745	2,764
San Diego County CA COP	5.000%	2/1/30 (2)	2,345	2,376
San Diego County CA COP	5.375%	10/1/41	8,545	8,500
San Francisco CA Bay Area Rapid Transit Rev.	5.000%	8/1/35	10,000	10,373
San Francisco CA City & County
International Airport Rev.	5.250%	5/1/12 (14)(Prere.)	4,305	4,774
San Francisco CA City & County
International Airport Rev.	5.250%	5/1/12 (14)(Prere.)	4,770	5,289
San Francisco CA City & County
International Airport Rev.	5.250%	5/1/12 (14)(Prere.)	5,020	5,567
San Francisco CA City & County
Public Util. Comm. Rev.	4.750%	11/1/36 (4)	9,000	8,516
San Francisco CA City & County Redev.
Financing Auth. Tax Allocation (Mission Bay North)	6.500%	8/1/39	2,000	2,080
San Francisco CA City & County USD	5.250%	6/15/24	4,000	4,354
San Joaquin County CA Transp. Auth. Rev. Notes	5.000%	4/1/11	20,330	21,258
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/15/24 (14)	15,000	5,463
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/15/25 (14)	18,250	6,063
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/15/30 (14)	7,000	1,458
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/15/31 (14)	11,950	2,251
San Jose CA Airport Rev.	5.000%	3/1/33 (2)	13,000	12,233
San Jose CA Redev. Agency	6.000%	8/1/11 (14)(ETM)	2,915	3,177
San Jose CA Redev. Agency	6.000%	8/1/11 (14)	5,930	6,254
San Jose CA Redev. Agency	5.000%	8/1/26 (14)	19,935	18,938
San Juan CA USD GO	0.000%	8/1/13 (4)	2,220	2,032
San Juan CA USD GO	0.000%	8/1/14 (4)	2,610	2,285
San Juan CA USD GO	0.000%	8/1/16 (4)	2,000	1,559
San Juan CA USD GO	0.000%	8/1/18 (4)	1,785	1,220
San Juan CA USD GO	0.000%	8/1/19 (4)	2,210	1,418
San Juan CA USD GO	0.000%	8/1/20 (4)	4,930	2,799
San Juan CA USD GO	0.000%	8/1/23 (4)	4,540	2,084
San Mateo CA Redev. Auth. Tax Allocation	5.400%	8/1/11 (Prere.)	2,575	2,782
San Mateo CA Redev. Auth. Tax Allocation	5.400%	8/1/11 (Prere.)	1,000	1,081
San Mateo CA Redev. Auth. Tax Allocation	5.500%	8/1/11 (Prere.)	2,635	2,852
San Mateo County CA Community College Dist. GO	5.000%	9/1/31	5,000	5,091
San Mateo County CA Finance Auth. Rev.	6.500%	7/1/13 (14)	12,000	13,098
San Mateo County CA Joint Powers Auth.
Lease Rev.	5.000%	7/1/21 (14)	3,500	3,692
San Ramon Valley CA USD GO	0.000%	7/1/10 (14)	7,050	7,002
San Ramon Valley CA USD GO	0.000%	7/1/12 (14)	6,645	6,323
San Ramon Valley CA USD GO	0.000%	7/1/13 (14)	3,680	3,434
San Ramon Valley CA USD GO	0.000%	7/1/14 (14)	8,290	7,281
San Ramon Valley CA USD GO	0.000%	7/1/15 (14)	2,005	1,676
Santa Ana CA Finance Auth. Rev.	6.250%	7/1/16 (14)	5,345	6,054
Santa Ana CA Finance Auth. Rev.	6.250%	7/1/17 (14)	2,000	2,263
Santa Clara CA Electric Rev.	5.000%	7/1/21 (14)	4,895	5,034

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Santa Clara CA Electric Rev. VRDO	0.200%	12/1/09 LOC	1,000	1,000
Santa Clara CA Redev. Agency (Bayshore North)	7.000%	7/1/10 (2)	1,595	1,644
Santa Clara County CA Financing Auth. Lease Rev.	5.500%	5/15/13 (2)	5,050	5,190
Santa Clara County CA Financing Auth. Lease Rev.	5.500%	5/15/14 (2)	5,325	5,465
Santa Clara County CA Financing Auth. Lease Rev.	5.500%	5/15/15 (2)	5,620	5,758
Santa Clara County CA Financing Auth. Lease Rev.	5.250%	5/15/36	5,000	5,169
Santa Rosa CA Waste Water Rev.	6.000%	7/2/15 (2)	7,000	7,728
Santa Rosa CA Waste Water Rev.	6.000%	9/1/15 (4)	5,580	6,137
Solano County CA COP	5.250%	11/1/12 (14)(Prere.)	3,785	4,260
Solano County CA COP	5.250%	11/1/12 (14)(Prere.)	3,770	4,243
South San Francisco CA Redev. Agency
Tax Allocation	5.000%	9/1/35 (14)	8,610	7,467
Southern California Public Power Auth. Rev.
(Transmission Project)	5.750%	7/1/21 (14)	220	221
Southern California Public Power Auth. Rev.
(Transmission Project)	5.000%	7/1/23	5,000	5,374
Tobacco Securitization Auth. Rev.
(Northern California Tobacco Settlement)	5.375%	6/1/38	2,000	1,561
Tobacco Securitization Auth. Rev.
(Southern California Tobacco Settlement)	4.750%	6/1/25	7,190	6,337
Ukiah CA Electric Rev.	6.250%	6/1/18 (14)	5,555	6,094
Union CA Elementary School Dist. GO	0.000%	9/1/15 (14)	3,860	3,201
Union CA Elementary School Dist. GO	0.000%	9/1/16 (14)	1,500	1,176
Union CA Elementary School Dist. GO	0.000%	9/1/17 (14)	2,295	1,693
Union CA Elementary School Dist. GO	0.000%	9/1/18 (14)	1,630	1,118
Union CA Elementary School Dist. GO	0.000%	9/1/19 (14)	1,750	1,128
Union CA Elementary School Dist. GO	0.000%	9/1/20 (14)	2,300	1,392
Union CA Elementary School Dist. GO	0.000%	9/1/21 (14)	2,000	1,134
Univ. of California Regents VRDO	0.210%	12/1/09	5,200	5,200
Univ. of California Rev.	5.750%	5/15/25	7,000	8,043
Univ. of California Rev.	4.750%	5/15/33	12,425	12,456
Univ. of California Rev.	5.000%	5/15/33 (2)	30,790	31,248
Univ. of California Rev.	5.000%	5/15/34	3,220	3,307
Univ. of California Rev.	5.000%	5/15/40	1,905	1,935
Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/18 (4)	3,695	3,781
Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/19 (4)	3,000	3,065
Vallejo CA Sanitation & Flood Control COP	5.000%	7/1/19 (14)	4,648	4,756
Ventura County CA Community College Dist. GO	5.500%	8/1/33	8,000	8,250
Walnut Valley CA USD	6.000%	8/1/12 (2)(ETM)	1,790	2,038
Walnut Valley CA USD	6.000%	8/1/13 (2)(ETM)	1,980	2,335
Walnut Valley CA USD	6.000%	8/1/14 (2)(ETM)	2,205	2,674
Walnut Valley CA USD	6.000%	8/1/15 (2)(ETM)	2,470	3,036
Walnut Valley CA USD	6.000%	8/1/16 (2)(ETM)	2,690	3,342
Washington Township CA Health Care Dist. Rev.	5.000%	7/1/32	3,000	2,595
Washington Township CA Health Care Dist. Rev.	5.000%	7/1/37	3,500	2,940
Yuba City CA USD	0.000%	9/1/15 (14)	1,870	1,499
Yuba City CA USD	0.000%	9/1/17 (14)	2,060	1,447
Yuba City CA USD	0.000%	9/1/19 (14)	2,270	1,342
				2,817,655
Puerto Rico (1.2%)
Puerto Rico Highway & Transp. Auth. Rev.	5.250%	7/1/10	5,000	5,092
Puerto Rico Muni. Finance Agency	5.250%	7/1/19 (11)	2,250	2,332
Puerto Rico Muni. Finance Agency	5.250%	7/1/20 (11)	1,300	1,328
Puerto Rico Muni. Finance Agency	5.250%	8/1/20 (11)	2,255	2,303

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Puerto Rico Muni. Finance Agency	5.250%	7/1/21 (11)	1,445	1,463
Puerto Rico Muni. Finance Agency	5.250%	8/1/22 (11)	3,000	3,027
Puerto Rico Muni. Finance Agency	5.250%	8/1/23 (11)	1,000	1,007
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.250%	7/1/14 (Prere.)	75	87
Puerto Rico Public Finance Corp. PUT	5.750%	2/1/12 LOC	16,000	16,521
				33,160
Total Tax-Exempt Municipal Bonds (Cost $2,850,503)				2,850,815
Other Assets and Liabilities (0.8%)
Other Assets				42,917
Liabilities				(20,071)
				22,846
Net Assets (100%)				2,873,661

At November 30, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				2,964,776
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(91,281)
Unrealized Appreciation (Depreciation)
Investment Securities				312
Futures Contracts				(146)
Net Assets				2,873,661

Investor Shares—Net Assets
Applicable to 62,918,631 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				691,102
Net Asset Value Per Share—Investor Shares				$10.98

Admiral Shares—Net Assets
Applicable to 198,702,439 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,182,559
Net Asset Value Per Share—Admiral Shares				$10.98

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,835,000 have been segregated as initial margin for open futures contracts.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2009.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the value of this security represented 0.4% of et assets.
See accompanying Notes, which are an integral part of the Financial Statements.
A key to abbreviations and other references follows the Statement of Net Assets.

California Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	132,148
Total Income	132,148
Expenses
The Vanguard Group—Note B
Investment Advisory Services	276
Management and Administrative—Investor Shares	1,059
Management and Administrative—Admiral Shares	1,748
Marketing and Distribution—Investor Shares	203
Marketing and Distribution—Admiral Shares	506
Custodian Fees	24
Auditing Fees	24
Shareholders’ Reports and Proxies—Investor Shares	37
Shareholders’ Reports and Proxies—Admiral Shares	17
Trustees’ Fees and Expenses	4
Total Expenses	3,898
Net Investment Income	128,250
Realized Net Gain (Loss)
Investment Securities Sold	(36,915)
Futures Contracts	(6,731)
Realized Net Gain (Loss)	(43,646)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	248,041
Futures Contracts	2,551
Change in Unrealized Appreciation (Depreciation)	250,592
Net Increase (Decrease) in Net Assets Resulting from Operations	335,196

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	128,250	135,841
Realized Net Gain (Loss)	(43,646)	(12,787)
Change in Unrealized Appreciation (Depreciation)	250,592	(335,321)
Net Increase (Decrease) in Net Assets Resulting from Operations	335,196	(212,267)
Distributions
Net Investment Income
Investor Shares	(31,296)	(32,899)
Admiral Shares	(96,954)	(102,942)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(128,250)	(135,841)
Capital Share Transactions
Investor Shares	(30,482)	22,004
Admiral Shares	(51,025)	91,417
Net Increase (Decrease) from Capital Share Transactions	(81,507)	113,421
Total Increase (Decrease)	125,439	(234,687)
Net Assets
Beginning of Period	2,748,222	2,982,909
End of Period	2,873,661	2,748,222

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.19	$11.46	$11.86	$11.65	$11.74
Investment Operations
Net Investment Income	.481	.499	.531	.528	.527
Net Realized and Unrealized Gain (Loss)
on Investments	.790	(1.270)	(.400)	.232	(.037)
Total from Investment Operations	1.271	(.771)	.131	.760	.490
Distributions
Dividends from Net Investment Income	(.481)	(.499)	(.531)	(.528)	(.527)
Distributions from Realized Capital Gains	—	—	—	(.022)	(.053)
Total Distributions	(.481)	(.499)	(.531)	(.550)	(.580)
Net Asset Value, End of Period	$10.98	$10.19	$11.46	$11.86	$11.65

Total Return[1]	12.71%	–6.95%	1.15%	6.70%	4.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$691	$670	$732	$678	$645
Ratio of Total Expenses to
Average Net Assets	0.20%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.51%	4.51%	4.58%	4.52%	4.47%
Portfolio Turnover Rate	18%	27%	23%	13%	10%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.19	$11.46	$11.86	$11.65	$11.74
Investment Operations
Net Investment Income	.490	.507	.540	.536	.535
Net Realized and Unrealized Gain (Loss)
on Investments	.790	(1.270)	(.400)	.232	(.037)
Total from Investment Operations	1.280	(.763)	.140	.768	.498
Distributions
Dividends from Net Investment Income	(.490)	(.507)	(.540)	(.536)	(.535)
Distributions from Realized Capital Gains	—	—	—	(.022)	(.053)
Total Distributions	(.490)	(.507)	(.540)	(.558)	(.588)
Net Asset Value, End of Period	$10.98	$10.19	$11.46	$11.86	$11.65

Total Return	12.80%	–6.88%	1.22%	6.78%	4.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,183	$2,078	$2,251	$1,972	$1,614
Ratio of Total Expenses to
Average Net Assets	0.12%	0.08%	0.08%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.59%	4.58%	4.65%	4.59%	4.53%
Portfolio Turnover Rate	18%	27%	23%	13%	10%

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

California Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $599,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	2,850,815	—
Futures Contracts—Liabilities[1]	(6)	—	—
Total	(6)	2,850,815	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
30-Year U.S. Treasury Bond	March 2010	(13)	1,595	(32)
10-Year U.S. Treasury Note	March 2010	(71)	8,516	(114)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

California Long-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $82,485,000 to offset future net capital gains of $971,000 through November 30, 2014, $18,323,000 through November 30, 2015, $22,521,000 through November 30, 2016, and $40,670,000 through November 30, 2017.

The fund had realized losses totaling $8,942,000 through November 30, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2009, the cost of investment securities for tax purposes was $2,859,445,000. Net unrealized depreciation of investment securities for tax purposes was $8,630,000, consisting of unrealized gains of $83,487,000 on securities that had risen in value since their purchase and $92,117,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2009, the fund purchased $489,090,000 of investment securities and sold $591,294,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	213,322	20,082	245,271	22,161
Issued in Lieu of Cash Distributions	24,680	2,309	26,120	2,382
Redeemed	(268,484)	(25,247)	(249,387)	(22,637)
Net Increase (Decrease)—Investor Shares	(30,482)	(2,856)	22,004	1,906
Admiral Shares
Issued	444,783	41,585	596,929	53,757
Issued in Lieu of Cash Distributions	64,828	6,062	69,883	6,374
Redeemed	(560,636)	(52,828)	(575,395)	(52,744)
Net Increase (Decrease)—Admiral Shares	(51,025)	(5,181)	91,417	7,387

H. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard California Tax-Free Funds and the Shareholders of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund (constituting Vanguard California Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2010

Special 2009 tax information (unaudited) for Vanguard California Tax-Exempt Funds

This information for the fiscal year ended November 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
California Tax-Exempt Fund	5/31/2009	11/30/2009	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,001.04	$0.85
Intermediate-Term
Investor Shares	1,000.00	1,039.41	1.02
Admiral Shares	1,000.00	1,039.83	0.61
Long-Term
Investor Shares	1,000.00	1,045.06	1.03
Admiral Shares	1,000.00	1,045.48	0.62
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.22	$0.86
Intermediate-Term
Investor Shares	1,000.00	1,024.07	1.01
Admiral Shares	1,000.00	1,024.47	0.61
Long-Term
Investor Shares	1,000.00	1,024.07	1.01
Admiral Shares	1,000.00	1,024.47	0.61

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.17%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees[1]	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	John C. Bogle
Museum of Art, and Case Western Reserve University.	Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q750 012010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2009: $67,000
Fiscal Year Ended November 30, 2008: $66,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2009: $3,354,640
Fiscal Year Ended November 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2009: $876,210
Fiscal Year Ended November 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2009: $0
Fiscal Year Ended November 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2010

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 25, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.